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                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               (Amendment No. 1)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under sec.240.14a-12

                       TELEDYNE TECHNOLOGIES INCORPORATED
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2)of Schedule 14A.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

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

                                                    [TELEDYNE TECHNOLOGIES LOGO]

                                                                  March 12, 2003

Dear Stockholder:

     We are pleased to invite you to attend the 2003 Annual Meeting of Stockholders of Teledyne Technologies Incorporated. The meeting will be held on Wednesday, April 23, 2003, beginning at 9:00 a.m. (Pacific Time), at the Company's offices at 12333 West Olympic Boulevard, Los Angeles, California 90064-1021.

     This booklet includes the notice of meeting as well as the Company's Proxy Statement.

     Enclosed with this booklet are the following:

     - Proxy or voting instruction card (including instructions for telephone and Internet voting).

     - Proxy or voting instruction card return envelope (postage paid if mailed in the U.S.).

     A copy of the Company's 2002 Annual Report (which contains our Form 10-K) is also included.

     Please read the Proxy Statement and vote your shares as soon as possible. We encourage you to take advantage of voting by telephone or Internet as explained on the enclosed proxy or voting instruction card. Or, you may vote by completing, signing and returning your proxy or voting instruction card in the enclosed postage-paid envelope. It is important that you vote, whether you own a few or many shares and whether or not you plan to attend the meeting.

     If you are a stockholder of record and plan to attend the meeting, please mark the "WILL ATTEND" box on your proxy card so that you will be included on our admittance list for the meeting.

     Thank you for your investment in our Company. We look forward to seeing you at the 2003 Annual Meeting.

Sincerely,

/s/ Robert Mehrabian

Robert Mehrabian
Chairman, President and
Chief Executive Officer
Teledyne Technologies Incorporated
12333 West Olympic Boulevard
Los Angeles, CA 90064-1021

                                                    [TELEDYNE TECHNOLOGIES LOGO]

                       TELEDYNE TECHNOLOGIES INCORPORATED
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

MEETING DATE:    April 23, 2003
TIME:            9:00 a.m. Pacific Time
PLACE:           Teledyne Technologies Incorporated
                 12333 West Olympic Boulevard
                 Los Angeles, California 90064-1021
RECORD DATE:     March 10, 2003

AGENDA

     1) Election of a class of three directors for a three-year term;

     2) Amendment to the Company's 1999 Non-Employee Director Stock Compensation Plan;

     3) Ratification of the selection of Ernst & Young LLP as the Company's independent auditors for 2003; and

     4) Transaction of any other business properly brought before the meeting.

STOCKHOLDER LIST

     A list of stockholders entitled to vote will be available during business hours for 10 days prior to the meeting at the Company's executive offices, 12333 West Olympic Boulevard, Los Angeles, California 90064, for examination by any stockholder for any legally valid purpose.

ADMISSION TO THE MEETING

     Teledyne Technologies' stockholders or their authorized representatives by proxy may attend the meeting. If you are a stockholder of record and you plan to attend the meeting, please mark the "WILL ATTEND" box on your proxy card so that you will be included on our admittance list for the meeting. If your shares are held through an intermediary, such as a broker or a bank, you should present proof of your ownership at the meeting. Proof of ownership could include a proxy from your bank or broker or a copy of your account statement.

By Order of the Board of Directors,

/s/ John T. Kuelbs
John T. Kuelbs
Senior Vice President, General Counsel
and Secretary

March 12, 2003

                                PROXY STATEMENT
                               TABLE OF CONTENTS
                            ------------------------

                                                              PAGE
                                                              ----
Voting Procedures...........................................    1
Board Composition and Practices.............................    2
Item 1 on Proxy Card -- Election of Directors...............    3
Committees of our Board of Directors........................    7
Director Compensation.......................................   10
Item 2 on Proxy Card -- Amendment to the 1999 Non-Employee
  Director Stock Compensation Plan..........................   11
  Directors Stock Plan......................................   12
  Text of Amendment.........................................   14
  Non-Employee Directors Stock Plan Information Table.......   15
Item 3 on Proxy Card -- Ratification of Selection of
  Independent Auditors......................................   16
  Audit Fees................................................   16
  Financial Information Systems Design and Implementation
     Fees...................................................   16
  All Other Fees............................................   16
  Audit Committee Report....................................   17
Report of Audit Committee...................................   17
Other Business..............................................   18
Stock Ownership Information.................................   18
  Section 16(a) Beneficial Ownership Reporting Compliance...   18
  Five Percent Owners of Common Stock.......................   19
  Stock Ownership of Management.............................   20
2002 Report on Executive Compensation.......................   21
  Executive Compensation Policy.............................   22
  2002 Compensation.........................................   24
  Change in Control Severance Agreements....................   25
  Compensation of Chief Executive Officer...................   26
  Deductibility of Executive Compensation...................   28
  Compensation Committee Interlocks and Insider
     Participation..........................................   28
Executive Compensation......................................   29
  Summary Compensation Table................................   29
  Option Grants in Last Fiscal Year.........................   31
  Aggregate Option Exercises in Last Fiscal Year and Fiscal
     Year End Option Values.................................   32
  ATI Performance Share Program Awards......................   32
  TDY Performance Share Plan Awards.........................   33
  TDY Restricted Stock Awards Program.......................   35
  Equity Compensation Plans Information.....................   37
  Pension Plan..............................................   37
  Employment/Change in Control Agreements...................   38
Certain Transactions........................................   40
  Spin-Off Agreements.......................................   40
  Other Relationships.......................................   40
Cumulative Total Stockholder Return.........................   42
Other Information...........................................   43
  Annual Report on Form 10-K................................   43
  2004 Annual Meeting and Stockholder Proposals.............   43
  Proxy Solicitation........................................   44
  Electronic Access to Proxy Materials and Annual Report....   44

                                 DEFINED TERMS

     In this Proxy Statement, Teledyne Technologies Incorporated is sometimes referred to as the "Company", "Teledyne Technologies" or "TDY". References to "ATI" mean Allegheny Technologies Incorporated, formerly known as Allegheny Teledyne Incorporated, the company from which we were spun off on November 29, 1999.

                                PROXY STATEMENT
                    FOR 2003 ANNUAL MEETING OF STOCKHOLDERS

                               VOTING PROCEDURES

WHO MAY VOTE

     If you were a stockholder on the books of the Company at the close of business on March 10, 2003 you may vote at the Annual Meeting. On that day, there were 32,172,634 shares of our Common Stock outstanding.

     Each share is entitled to one vote. In order to vote, you must either designate a proxy to vote on your behalf or attend the meeting and vote your shares in person. The Board of Directors requests your proxy so that your shares will count toward determination of the presence of a quorum and be voted at the meeting.

METHODS OF VOTING

     All stockholders of record may vote by transmitting their proxy cards by mail. Stockholders of record can also vote by telephone or Internet. Stockholders who hold their shares through a bank or broker can vote by telephone or Internet if their bank or broker offers those options.

     - By Mail. Stockholders of record may complete, sign, date and return their proxy cards in the postage-paid envelope provided. If you sign, date and return your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors.

     - By Telephone or Internet. Stockholders of record may vote by using the toll-free number or Internet website address listed on the proxy card. Your proxy card contains a Control Number that will identify you as a stockholder when you vote by telephone or Internet. You may use the telephone or Internet procedures to vote your shares and to confirm that your votes were properly recorded. Please see your proxy card for specific instructions.

REVOKING YOUR PROXY

     You may change your mind and revoke your proxy at any time before it is voted at the meeting by:

     - sending a written notice to revoke your proxy to the Secretary of the Company;

     - transmitting a proxy dated later than your prior proxy either by mail, telephone or Internet;

     - attending the Annual Meeting and voting in person or by proxy (except for shares held in the employee plan described below).

VOTING BY EMPLOYEE BENEFIT PLAN PARTICIPANTS

     Participants who hold Common Stock in the Teledyne Technologies Incorporated 401(k) Plan may tell the plan trustee how to vote the shares of Common Stock allocated to their accounts. You may either (1) sign and return the voting instruction card provided by the plan or (2) transmit your instructions by telephone or Internet. If you do not transmit instructions, your shares will not be voted by the plan trustee, except as otherwise required by law.

VOTING SHARES HELD BY BROKERS, BANKS AND OTHER NOMINEES

     If you hold your shares in a broker, bank or other nominee account, you are a "beneficial owner" of TDY Common Stock. In order to vote your shares, you must give voting instructions to your bank, broker or other intermediary who is the "nominee holder" of your shares. The Company asks brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of shares that are registered in the nominee's name. Proxies that are transmitted by nominee holders on behalf of beneficial owners will count toward a quorum and, except as otherwise provided below, will be voted as instructed by the nominee holder.

CONFIDENTIAL VOTING POLICY

     The Company maintains a policy of keeping stockholder votes confidential.

                        BOARD COMPOSITION AND PRACTICES

INFORMATION AND MEETINGS

     The Board of Directors directs the management of the business and affairs of the Company as provided in the Amended and Restated Bylaws of the Company and by the laws of the State of Delaware. Except for Robert Mehrabian, our Chairman, President and Chief Executive Officer, the Board is not involved in day-to-day operations. Members of the Board keep informed about the Company's business through discussions with the senior management and other officers and managers of the Company and its subsidiaries, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings.

     In 2002, the Board of Directors held six meetings and acted twice by unanimous written consent. During 2002, all directors attended at least 75% of the aggregate number of meetings of the Board and the Board committees of which they were members.

NUMBER OF DIRECTORS

     The Board of Directors determines the number of directors. The Board currently consists of nine members.

DIRECTOR TERMS

     The directors are divided into three classes and the directors in each class serve for a three-year term. The term of one class of directors expires each year at the Annual Meeting of Stockholders. The Board may fill a vacancy by electing a new director to the same class as the director being replaced. The Board may also create a new director position in any class and elect a director to hold the newly created position until the term of the class expires.

DIRECTORS' RETIREMENT POLICY

     On June 1, 2000, the Company adopted a retirement policy for directors. This policy generally requires directors to retire at the Annual Meeting following their 72nd birthday. In December 2002, the Board of Directors adopted a singular exception to such policy to extend the term of Charles J. Queenan, Jr., age 72, by one year to the 2004 Annual Meeting of Stockholders. In granting such extension, the Board considered the Company's need to maintain experienced directors and the uncertainties created by the Sarbanes-Oxley Act in regard to corporate governance and other issues.

                 ITEM 1 ON PROXY CARD -- ELECTION OF DIRECTORS

     The Board of Directors has nominated for election this year the class of three incumbent directors whose terms expire at the 2003 Annual Meeting.

     The three-year term of the class of directors nominated and elected this year will expire at the 2006 Annual Meeting.

     The three individuals who receive the highest number of votes cast will be elected. Broker non-votes are not counted as votes cast.

     If you sign and return your proxy card, the individuals named as proxies in the card will vote your shares for the election of the three named nominees, unless you provide other instructions. You may withhold authority for the proxies to vote your shares on any or all of the nominees by following the instructions on your proxy card. If a nominee becomes unable to serve, the proxies will vote for a Board-designated substitute or the Board may reduce the number of directors. The Board of Directors has no reason to believe that any nominee will be unable to serve.

     Background information about the nominees and continuing directors follows.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES.

           NOMINEES -- TERMS EXPIRE AT 2006 ANNUAL MEETING (CLASS I)

Diane C. Creel                                 Diane C. Creel is Chief Executive Officer
President and Chief Executive Officer          and President of Earth Tech, an
  of Earth Tech                                international consulting engineering firm
Director since 1999                            and subsidiary of Tyco International Ltd.
Age: 54                                        Ms. Creel is also a director of ATI and
                                               The B.F. Goodrich Company and a member of
                                               the Boards of the Corporations and Trusts
                                               that comprise the Fixed Income Funds of
                                               the American Funds Group of Capital
                                               Management Corp. Ms. Creel is Chair of our
                                               Nominating and Governance Committee and a
                                               member of our Personnel and Compensation
                                               Committee.

Paul D. Miller                                 Paul D. Miller is Chairman and Chief
Chairman and Chief Executive Officer           Executive Officer of ATK (Alliant
  of ATK                                       Techsystems Inc.), an aerospace and
Director since 2001                            defense company. Prior to joining ATK in
Age: 61                                        January 1999, Admiral Miller served as
                                               Vice President of Litton Marine Systems
                                               and as President of Sperry Marine, Inc.
                                               from November 1994 through December 1998,
                                               following a distinguished 30-year career
                                               with the U.S. Navy. Prior to his
                                               retirement from the U.S. Navy, Admiral
                                               Miller served as Commander-in-Chief, U.S.
                                               Atlantic Command and NATO Supreme Allied
                                               Commander-Atlantic. Admiral Miller became
                                               a director of TDY on July 25, 2001. He
                                               also serves on the Boards of SunTrust Bank
                                               (Eastern Region) and Donaldson Company.
                                               Admiral Miller is a member of our Audit
                                               Committee and our Nominating and
                                               Governance Committee.

Charles H. Noski                               Charles H. Noski is the retired Vice
Retired Vice Chairman                          Chairman of AT&T Corporation, a voice,
  AT&T Corporation                             data and video communications service
Director since 2002                            company. Mr. Noski joined AT&T in December
Age: 50                                        1999 as its Senior Executive Vice
                                               President and Chief Financial Officer and
                                               was named Vice Chairman of AT&T's Board of
                                               Directors in March 2002. Mr. Noski
                                               relinquished his position of Chief
                                               Financial Officer in June 2002 and retired
                                               from AT&T in November 2002 upon the
                                               successful completion of AT&T's
                                               restructuring with the merger of AT&T
                                               Broadband and Comcast Corp. Prior to
                                               joining AT&T, Mr. Noski was President,
                                               Chief Operating Officer and a member of
                                               the board of directors of Hughes
                                               Electronics, a publicly traded subsidiary
                                               of General Motors in the satellite and
                                               wireless communications business, having
                                               joined Hughes in 1990 as its corporate
                                               vice president and controller. In 1992, he
                                               was appointed corporate senior vice
                                               president and chief financial officer of
                                               Hughes and in 1996 was elected Vice
                                               Chairman. For a brief period in 1997, Mr.
                                               Noski was executive vice president and
                                               chief financial officer of United
                                               Technologies Corp. Prior to joining
                                               Hughes, Mr. Noski was a partner at
                                               Deloitte & Touche. Mr. Noski is also a
                                               director of Air Products and Chemicals
                                               Inc. and Northrop Grumman Corporation. He
                                               is a member of our Audit Committee and our
                                               Nominating and Governance Committee.

   CONTINUING DIRECTORS -- TERMS EXPIRE AT THE 2004 ANNUAL MEETING (CLASS II)

Charles Crocker                                Charles Crocker has been Chairman and
Chairman and Chief Executive Officer           Chief Executive Officer of BEI
  of BEI Technologies, Inc.                    Technologies, Inc., a diversified
Age: 64                                        technology company, since March 2000. Mr.
                                               Crocker served as Chairman, President and
                                               Chief Executive Officer of BEI Electronics
                                               from October 1995 to September 1997, at
                                               which time he became Chairman, President
                                               and Chief Executive Officer of BEI
                                               Technologies, Inc. Mr. Crocker serves as a
                                               director of Franklin Resources, Inc. and
                                               its subsidiary Fiduciary Trust
                                               International and Pope and Talbot, Inc.
                                               Mr. Crocker became a director of TDY on
                                               October 24, 2001. Mr. Crocker is a member
                                               of our Personnel and Compensation
                                               Committee and our Nominating and
                                               Governance Committee.

Robert Mehrabian                               Robert Mehrabian is the Chairman,
Chairman, President and Chief                  President and Chief Executive Officer of
  Executive Officer of the Company             TDY. He has been the President and Chief
Director since 1999                            Executive Officer of TDY since its
Age: 61                                        formation. He became Chairman of the Board
                                               on December 14, 2000. Prior to the
                                               spin-off of TDY by ATI in November 1999,
                                               Dr. Mehrabian was the President and Chief
                                               Executive Officer of ATI's Aerospace and
                                               Electronics segment since July 1999 and
                                               had served ATI in various senior executive
                                               capacities since July 1997. Before joining
                                               ATI, Dr. Mehrabian served as President of
                                               Carnegie Mellon University. He is also a
                                               director of Mellon Financial Corporation
                                               and PPG Industries, Inc.

Michael T. Smith                               Michael T. Smith is the retired Chairman
Retired Chairman of the Board and              of the Board and Chief Executive Officer
  Chief Executive Officer of Hughes            of Hughes Electronics Corporation. He had
  Electronics                                  been elected to those positions in October
Director since 2001                            1997. Mr. Smith has been a director of TDY
Age: 59                                        since January 1, 2001. He is also a
                                               director of Alliant Techsystems Inc.,
                                               Ingram Micro Corporation and FLIR Systems,
                                               Inc. Mr. Smith is a member of our
                                               Personnel and Compensation Committee and
                                               our Nominating and Governance Committee.

    CONTINUING DIRECTORS -- TERMS EXPIRE AT 2005 ANNUAL MEETING (CLASS III)

Robert P. Bozzone                              Robert P. Bozzone is Chairman of ATI. From
Chairman, of Allegheny Technologies            December 6, 2000 to June 26, 2001, he was
  Incorporated                                 Chairman, President and Chief Executive
Director since 1999                            Officer of ATI. Mr. Bozzone had been Vice
Age: 69                                        Chairman of the Board of ATI since August
                                               1996. He had served as Vice Chairman of
                                               Allegheny Ludlum Corporation, a subsidiary
                                               of ATI, since August 1994 and previously
                                               was President and Chief Executive Officer
                                               of Allegheny Ludlum. He is also a director
                                               of ATI, Water Pik Technologies, Inc. and
                                               DQE, Inc., whose principal subsidiary is
                                               Duquesne Light Company. Mr. Bozzone is a
                                               member of our Audit Committee and our
                                               Personnel and Compensation Committee.

Frank V. Cahouet                               Frank V. Cahouet served as the Chairman,
Retired Chairman and Chief Executive           President and Chief Executive Officer of
  Officer of Mellon Financial                  Mellon Financial Corporation, a bank
  Corporation                                  holding company, and Mellon Bank, N.A.,
Director since 1999                            prior to his retirement on December 31,
Age: 70                                        1998. He is also a director of ATI, Avery
                                               Dennison Corporation, Korn Ferry
                                               International and Saint-Gobain
                                               Corporation. Mr. Cahouet is Chair of our
                                               Audit Committee and a member of our
                                               Nominating and Governance Committee.

Charles J. Queenan, Jr.                        Charles J. Queenan, Jr. is Senior Counsel
Senior Counsel, Kirkpatrick &                  to Kirkpatrick & Lockhart LLP,
  Lockhart LLP                                 attorneys-at-law. Prior to January 1996,
Director since 1999                            he was a partner of that firm. He is also
Age: 72                                        a director of ATI, Water Pik Technologies,
                                               Inc. and Crane Co. Mr. Queenan is Chair of
                                               our Personnel and Compensation Committee
                                               and a member of our Audit Committee.

                      COMMITTEES OF OUR BOARD OF DIRECTORS

     Our Board of Directors has established an Audit Committee, a Nominating and Governance Committee and a Personnel and Compensation Committee. From time to time, our Board of Directors may establish other committees.

AUDIT COMMITTEE

     The members of the Audit Committee are:

          Frank V. Cahouet, Chair
          Robert P. Bozzone
          Paul D. Miller
          Charles H. Noski
          Charles J. Queenan, Jr.

     The Audit Committee held 10 meetings in 2002.

     The primary responsibility of the Audit Committee is to assist the Board in monitoring the integrity of our financial statements and the independence of our external auditors. In carrying out its responsibility, the Audit Committee undertakes to do many things, including:

     - Selecting the independent auditor to audit the books, records and accounts of the Company.

     - Evaluating the performance of the independent auditor.

     - Receiving written periodic reports from the independent auditor delineating all relationships between the independent auditor and the Company.

     - Reviewing with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter.

     - Reviewing the Company's annual audited financial statements and the report thereon with the independent auditor and management prior to publication of such statements.

     - Reviewing with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings.

     - Reviewing major changes to the Company's accounting principles and practices as suggested by the independent auditor, internal auditors or management.

     - Meeting periodically with management to review the Company's financial risk exposures and the steps management has taken to monitor and control such exposures.

     - Reviewing with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     The Audit Committee charter provides that TDY's senior internal auditing executive reports directly and separately to the Chair of the Audit Committee and the Chief Executive Officer of TDY.

     The Audit Committee meets the size, independence and experience requirements of the New York Stock Exchange, except as follows with respect to Mr. Bozzone. Since Mr. Bozzone had been an executive officer of ATI within the three-year period ended November 29, 2002, the Board of Directors specially determined, in accordance with its business judgment and New York Stock Exchange requirements, that Mr. Bozzone's membership on the Audit Committee was required by the best interests of the Company and its stockholders. The Board believes that, among other things, Mr. Bozzone's membership on the Audit Committee will facilitate and assist in assuring TDY's compliance with various continuing obligations under our Separation and Distribution Agreement with ATI and related spin-off documents.

     The report of the Audit Committee is included under "Item 3 on Proxy Card -- Ratification of Selection of Independent Auditors" at page 17.

NOMINATING AND GOVERNANCE COMMITTEE

     The members of the Nominating and Governance Committee are:

          Diane C. Creel, Chair
          Frank V. Cahouet
          Charles Crocker
          Paul D. Miller
          Charles H. Noski
          Michael T. Smith

     The Nominating and Governance Committee had five meetings in 2002.

     The Nominating and Governance Committee undertakes to:

     - Identify individuals qualified to become members of the Board of Directors and to make recommendations to the Board of Directors with respect to candidates for nomination for election at the next annual meeting of stockholders or at such other times when candidates surface and, in connection therewith, consider suggestions submitted by stockholders of the Company.

     - Develop and recommend to the Board of Directors corporate governance guidelines applicable to the Company.

     - Determine and make recommendations to the Board of Directors with respect to the criteria to be used for selecting new members of the Board of Directors.

     - Oversee the annual process of evaluation of the performance of the Company's Board of Directors and committees.

     - Make recommendations to the Board of Directors concerning the membership of committees of the Board and the chairpersons of the respective committees.

     - Make recommendations to the Board of Directors with respect to the remuneration paid and benefits provided to members of the Board in connection with their service on the Board or on its committees.

     - Administer the Company's formal compensation programs for directors, including the Non-Employee Director Stock Compensation Plan.

     - Make recommendations to the Board of Directors concerning the composition, organization and operations of the Board of Directors and its committees, including the orientation of new members and the flow of information.

     - Evaluate Board and committee tenure policies as well as policies covering the retirement or resignation of incumbent directors.

     The Nominating and Governance Committee will consider stockholder recommendations for nominees for director. Any stockholders interested in suggesting a nominee should follow the procedures outlined in "Other Information -- 2004 Annual Meeting and Stockholder Proposals" at page 43.

PERSONNEL AND COMPENSATION COMMITTEE

     The members of the Personnel and Compensation Committee are:

          Charles J. Queenan, Jr., Chair
          Robert P. Bozzone
          Diane C. Creel
          Charles Crocker
          Michael T. Smith

     The Personnel and Compensation Committee held four meetings in 2002.

     The Personnel and Compensation Committee's principal responsibilities include:

     - Making recommendations to the Board of Directors concerning executive management organization matters generally.

     - In the area of compensation and benefits, making recommendations to the Board of Directors concerning employees who are also directors of the Company, consult with the Chief Executive Officer on matters relating to other executive officers, and make recommendations to the Board of Directors concerning policies and procedures relating to executive officers; provided, however, that, the Committee shall have full decision-making powers with respect to compensation for executive officers to the extent such compensation is intended to be performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code.

     - Making recommendations to the Board of Directors regarding all contracts of the Company with any officer for remuneration and benefits (whether in the form of a pension, deferred compensation or otherwise) after termination of regular employment of such officer.

     - Making recommendations to the Board of Directors concerning policy matters relating to employee benefits and employee benefit plans, including incentive compensation plans and equity based plans.

     - Administering the Company's formal incentive compensation programs, including equity based plans.

     - Serving as "Named Fiduciary" under the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") of all "employee benefit plans," as defined in Section 3(3) of ERISA, ("Benefit Plans") maintained by the Company with respect to both plan administration and control and management of plan assets.

     The Committee shall also perform such additional duties and have such additional responsibilities and functions as the Board of Directors may from time to time determine.

                             DIRECTOR COMPENSATION

     Directors who are not our employees are paid an annual retainer fee of $24,000. Directors are also paid $1,200 for each Board meeting, Audit Committee meeting, Personnel and Compensation Committee meeting and $1,000 for each Nominating and Governance Committee meeting attended. Each non-employee chair of the Audit Committee and the Personnel and Compensation Committee is paid an annual fee of $3,500. The non-employee chair of the Nominating and Governance Committee is paid an annual fee of $2,500. Directors who are our employees do not receive any compensation for their services on our Board or its committees.

     The non-employee directors also participate in the Teledyne Technologies Incorporated 1999 Non-Employee Director Stock Compensation Plan, as amended, as described below under "Item 2 on Proxy Card -- Amendment to the 1999 Non-Employee Director Stock Compensation Plan." This plan provides that at least 25% of the annual retainer fee must be paid in the form of our Common Stock and/or options to acquire our Common Stock. It also provides for certain automatic stock option grants at the end of each Annual Meeting of Stockholders.

                            ITEM 2 ON PROXY CARD --
                                  AMENDMENT TO
             THE 1999 NON-EMPLOYEE DIRECTOR STOCK COMPENSATION PLAN

     Our directors who are not employees of the Company participate in the Teledyne Technologies Incorporated 1999 Non-Employee Director Stock Compensation Plan, as amended (the "Directors Stock Plan"). The Directors Stock Plan was adopted by TDY's Board of Directors on November 12, 1999 and ratified by our sole stockholder prior to the date of our spin-off. The purpose of the Directors Stock Plan is to promote the interests of TDY and its stockholders in attracting, retaining and providing an incentive to non-employee directors through the acquisition of a proprietary interest in the Company and an increased personal interest in its performance. The Directors Stock Plan permits non-employee directors to elect to receive stock options and/or shares of TDY Common Stock in lieu of cash annual retainer fees, cash committee chair fees and cash meeting fees. It also provides for certain automatic stock option grants at the end of each Annual Meeting of Stockholders. Eight of our nine directors participate in the plan. As a TDY employee, Dr. Mehrabian is not eligible to participate in the plan.

     In accordance with New York Stock Exchange listing requirements, we are asking our stockholders to approve an amendment to the Directors Stock Plan to increase the number of shares of Common Stock available for issuance under the plan by 200,000 shares to 400,000 shares in total. Approval of this amendment by the stockholders requires the affirmative vote of at least a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal. If you sign and return your proxy card, your shares will be voted (unless you indicate to the contrary) to approve the amendment to the Directors Stock Plan. If you abstain from voting on the proposal, your shares will, in effect, be voted against the proposal. Broker non-votes will not be counted as having been voted on the proposal and will not affect the outcome of the vote. Brokers do have a discretionary voting privilege with respect to this proposal, because the number of shares authorized for issuance under the plan does not exceed 5% of our shares outstanding.

     Of the 200,000 shares originally authorized for issuance under the Directors Stock Plan, at February 28, 2003, there were 35,840 shares available for issuance under the plan. At such date, 18,290 shares have been issued and options in respect of 145,870 shares have been granted. The outstanding options have per share exercise prices ranging from $6.31 to $22.47 and expiration dates ranging from November 29, 2009 to February 25, 2013. At February 28, 2003, the fair market value of a share Common Stock (the average of the high and low trading prices of a share on the New York Stock Exchange on that date) was $12.935. At the 2003 Annual Meeting, each director (other than Dr. Mehrabian) will automatically be granted options for 4,000 shares of our Common Stock under the plan, with the exercise price being the fair market value of a share on April 23, 2003.

     A lower per share TDY stock price has the effect of increasing the number of shares of our Common Stock and shares underlying options payable under the Directors Stock Plan in lieu of cash retainer and meeting fees. Consequently, more stock or options, as the case may be, must be issued under the Directors Stock Plan to make up the foregone cash fees.

     If the amendment is not approved, we will have enough available shares to issue the annual stock option grant to each non-employee director at the end of the 2003 Annual Meeting, but, depending on our stock price, we may need to pay applicable fees for attending Board and committee meetings in cash. Without available shares, the Directors

Stock Plan will terminate in accordance with its terms. Outstanding options will continue in accordance with their terms. Future annual retainer fees, committee chair fees and meeting fees will need to be paid in cash.

DIRECTORS STOCK PLAN

     ADMINISTRATION. The Nominating and Governance Committee of the Board of Directors administers the Directors Stock Plan. Subject to the provisions of the plan and the Board of Directors, the Committee interprets the plan, promulgates, amends and rescinds rules and regulations relating to the Directors Stock Plan and makes all other determinations necessary or advisable for its administration. However, neither the Board of Directors nor the Committee has any discretion with respect to the selection of persons eligible to participate in the Directors Stock Plan, the determination of the number of shares of TDY Common Stock or the number of stock options issuable to any person or any other aspect of the plan administration with respect to which such discretion is not permitted in order for grants of shares or options to be exempt under Rule 16b-3 of the Securities Exchange Act of 1934.

     AMOUNT OF STOCK. The Directors Stock Plan currently authorizes up to 200,000 shares of Common Stock to be issued. With the amendment, the Directors Stock Plan would authorize up to an additional 200,000 shares to be issued, for a total of 400,000 shares. The shares offered under the plan will either be authorized and unissued shares or shares that have been reacquired by TDY (treasury shares). The number of shares available for issuance under the plan is subject to anti-dilution adjustments upon the occurrence of significant corporate events.

     ELIGIBILITY AND PARTICIPATION. Only directors who are not employees of TDY or an affiliate may participate in the Directors Stock Plan.

     AMENDMENT OR TERMINATION. The Directors Stock Plan expires by its terms on the earlier of November 12, 2009, and the date upon which no shares of TDY Common Stock remain available for issuance under the plan. Options issued under the plan must terminate 10 years from the date of grant. TDY's Board of Directors can amend or terminate the Directors Stock Plan, but the Board cannot amend the plan without stockholder approval if any applicable law or regulation the New York Stock Exchange requires stockholder approval. No amendment or termination of the Directors Stock Plan will, without the applicable director's consent, adversely affect an outstanding option.

     PAYMENT IN LIEU OF RETAINER AND MEETING FEES. The Directors Stock Plan provides that each non-employee director will receive at least 25% of the annual retainer fee in the form of our Common Stock and/or options to acquire our Common Stock. Each director may elect a greater percentage (in 25% increments). A director may also elect to defer 25%, 50% or 75% of the annual retainer under our Executive Deferred Compensation Plan. Effective in 2001, under the Directors Stock Plan, directors may elect to have their meeting fees paid in all cash, all stock or all options.

     Options granted under this part of the Directors Stock Plan (as opposed to automatic option grants as described below) are intended to provide each electing director with options having an exercise value on the date of grant equal to the foregone fees; that is, the difference between the exercise price and the market price of the underlying shares of Common Stock on the date of grant is intended to be equal to the foregone fees. Shares issued in lieu of any cash retainer or meeting fees are issued at the fair market value of our Common Stock on the issuance date.

     AUTOMATIC OPTION GRANTS. Under the Directors Stock Plan, from and after the 2001 Annual Meeting, options to purchase 4,000 shares of our Common Stock are automatically granted to each non-employee director at the end of each Annual Meeting of Stockholders. If a non-employee director first becomes a director on a date other than an Annual Meeting date, an option covering 2,000 shares of our Common Stock is automatically granted to such non-employee director on his or her first date of Board service. Under the Directors Stock Plan, options to purchase 2,000 shares of our Common Stock were granted to then non-employee directors both on the date of our spin-off from ATI and at the conclusion of our 2000 Annual Meeting. The purchase price of our Common Stock covered by these automatic options is the fair market value of our Common Stock on the date the option is granted.

     STANDARD OPTION TERMS. Options issued under the Directors Stock Plan become exercisable on the first anniversary of the date on which they are granted and terminate 10 years from the date of grant. However, if a non-employee director dies, all unvested options automatically become exercisable and such director's estate or beneficiary may exercise all unexercised options for 12 months from the date of death (but not beyond its natural termination if earlier). If a non-employee director is removed by the Board of Directors or stockholders, any vested options must be exercised within 30 days of removal and unvested options terminate on the date of removal. Options under this plan do not qualify as "incentive stock options" under
Section 422 of the Internal Revenue Code. The exercise price may be paid in cash or in already owned shares of Common Stock. A "cashless exercise" through a director's personal broker is also permissible.

     TAX CONSEQUENCES. The following is a summary of principal federal income tax consequences of Directors Stock Plan benefits under present law. It does not describe state, local or foreign tax consequences.

     The cash portion of a director's fee is taxable income in the year of receipt. If any portion of the annual retainer fee is deferred under the TDY Executive Deferred Compensation Plan, it will be taxable income in the year the director receives the deferred amount.

     If a director receives our Common Stock in payment of all or a portion of the director's fee, the director will recognize taxable compensation income in the year in which the director is deemed to have received the stock. The amount of such income will be the fair market value of such Common Stock on the date of receipt.

     Since the options are intended to be nonstatutory stock options, a director will not recognize any taxable income upon the grant of a stock option. Upon exercise of the stock option, however, the director will recognize ordinary income equal to the amount by which the fair market value of the Common Stock acquired at the time of exercise exceeds the exercise price of the Common Stock. If a director later sells the Common Stock, the difference between the amount realized on the sale and the tax basis with respect to the Common Stock the director sells will be taxed as short- or long-term capital gain or loss, depending on whether the applicable long-term capital gain holding period is met. The tax basis generally will equal the sum of the exercise price the director pays and any ordinary income recognized when the director acquired the shares.

     If a director pays the exercise price of a stock option by delivering to TDY shares of Common Stock, in general, the federal income tax consequences on the exercise of an option are not altered by the use of previously acquired shares of Common Stock to pay the exercise price. If a director exercises a stock option in this manner, the director will not recognize capital gain with respect to the shares of Common Stock such director delivered in payment of the exercise price.

     TDY will be entitled to a deduction for federal income tax purposes in the year in which a director recognizes ordinary income with respect to the receipt of cash or our Common Stock or the exercise of a stock option. The Company's deduction will equal the amount the director recognizes as ordinary income.

TEXT OF AMENDMENT

     If the proposal is approved, Section 1.4 of the Directors Stock Plan will be amended to read in its entirety as follows. The sole change is substituting 400,000 for 200,000.

          1.4. Shares Subject to the Plan. The shares to be offered under the Plan shall consist of the Company's authorized but unissued Common Stock or treasury shares and, subject to adjustment as provided in Section 5.1 hereof, the aggregate amount of such stock which may be issued or subject to Stock Options issued hereunder shall not exceed 400,000 shares. If any Stock Option granted under the Plan shall expire or terminate for any reason, without having been exercised or vested in full, as the case may be, the unpurchased shares subject thereto shall again be available for issuance under the Plan. Stock Options granted under the Plan will not be qualified as "incentive stock options" under Section 422 of the Code.

NON-EMPLOYEE DIRECTORS STOCK PLAN INFORMATION TABLE

     The following table sets forth information regarding the number of shares of our Common Stock and stock options issued to our current non-employee directors under the Directors Stock Plan as of February 28, 2003. It also provides information regarding payment elections made by our non-employee directors for 2003. Elections are made prior to the beginning of an applicable calendar year.

                       NUMBER OF SHARES OF      NUMBER OF SHARES
                           COMMON STOCK        UNDERLYING OPTIONS
                        ISSUED PURSUANT TO     ISSUED PURSUANT TO                        RANGE OF
                       DIRECTORS STOCK PLAN   DIRECTORS STOCK PLAN   RANGE OF OPTION    EXPIRATION     2003 RETAINER FEE
                        (2002 Issuance)(1)     (2002 Issuance)(2)    EXERCISE PRICES       DATES           ELECTION
                       --------------------   --------------------   ---------------   -------------   -----------------
Robert P. Bozzone              3,175                 12,000            $9.94           11/29/2009      75% Stock
                              (1,011)                (4,000)           to $16.99       to 4/24/2012    25% Cash
Frank V. Cahouet                   0                 40,906            $6.31 to        11/29/2009      100% Options
                                  (0)               (13,089)           $16.99          to 2/25/2013
Diane C. Creel                 1,576                 12,000            $9.94 to        11/29/2009      25% Stock
                                (362)                (4,000)           $16.99          to 4/24/2012    75% Cash
Charles Crocker                1,204                 10,331            $8.37 to        10/24/2011      50% Stock
                                (674)                (6,885)           $16.99          to 2/25/2013    50% Cash
Paul D. Miller                     0                 19,878            $8.37 to        7/25/2011       50% Options
                                  (0)               (11,856)           $16.99          to 2/25/2013    50% Cash Deferred
Charles H. Noski               1,174                  2,000            $18.13          10/1/2012       25% Stock
                                (725)                (2,000)                                           75% Cash Deferred
Charles J. Queenan             1,649                 12,000            $9.94 to        11/29/2009      25% Stock
                                (389)                (4,000)           $16.99          to 4/24/2012    75% Cash
Michael T. Smith               2,516                 14,035            $8.37 to        1/1/2011        50% Options
                              (1,418)                (5,011)           $16.99          to 2/25/2013    50% Cash Deferred
Robert Mehrabian (3)               0                      0            --              --              --
Robert J. Naglieri                 0                      0            --              --              --
 (3)
John T. Kuelbs (3)                 0                      0            --              --              --
James M. Link (3)                  0                      0            --              --              --
Dale A. Schnittjer                 0                      0            --              --              --
 (3)
Executive Group (3)                0                      0                            --              --
Non-Executive                 11,294                123,150            $6.31 to        11/29/2009      Various
Director Group (9             (4,579)               (50,841)           $18.13          to 2/25/2013
 persons)
Non-Executive Officer              0                      0            --              --              --
 Employee Group (3)


                       2003 MEETING FEES
                           ELECTION
                       -----------------
Robert P. Bozzone          Cash
Frank V. Cahouet           Options
Diane C. Creel             Cash
Charles Crocker            Options
Paul D. Miller             Options
Charles H. Noski           Stock
Charles J. Queenan         Cash
Michael T. Smith           Options
Robert Mehrabian (3)       --
Robert J. Naglieri         --
 (3)
John T. Kuelbs (3)         --
James M. Link (3)          --
Dale A. Schnittjer         --
 (3)
Executive Group (3)        --
Non-Executive              Various
Director Group (9
 persons)
Non-Executive Officer      --
 Employee Group (3)

---------------

1. The number in italics represents the number of shares of our Common Stock issued in 2002 to the non-employee director under the plan, and such shares are included in the non-italicized number directly above.

2. The number in italics represents the number of shares of our Common Stock underlying stock options issued in 2002 to the non-employee director under the plan, and such shares are included in the non-italicized number directly above.

3. TDY employees are not eligible to participate in the Directors Stock Plan.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE
                             DIRECTORS STOCK PLAN.

   ITEM 3 ON PROXY CARD -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Ernst & Young LLP ("Ernst & Young") has served as independent auditors for the Company since the November 29, 1999 spin-off. Ernst & Young had served as independent auditors for ATI and predecessors since 1980. The Board of Directors believes that Ernst & Young is knowledgeable about the Company's operations and accounting practices and is well qualified to act in the capacity of independent auditors.

     The proposal to ratify the selection of Ernst & Young will be approved by the stockholders if it receives the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. If you sign and return your proxy card, your shares will be voted (unless you indicate to the contrary) to ratify the selection of Ernst & Young as independent auditors for 2003. If you specifically abstain from voting on the proposal, your shares will, in effect, be voted against the proposal. Broker non-votes will not be counted as being entitled to vote on the proposal and will not affect the outcome of the vote. If the stockholders do not ratify the selection of Ernst & Young, the Audit Committee will reconsider the appointment of independent auditors. It is expected that representatives of Ernst & Young will be present at the meeting and will have an opportunity to make a statement and respond to appropriate questions.

                       THE BOARD OF DIRECTORS RECOMMENDS
                    A VOTE FOR RATIFICATION OF THE SELECTION
                          OF THE INDEPENDENT AUDITORS.

AUDIT FEES

     Ernst & Young has billed the Company $659,000, in the aggregate, for professional services rendered by them for the audit of the Company's annual financial statements for the Company's 2002 fiscal year and the reviews of the interim financial statements included in the Company's Quarterly Reports on Form 10-Q for the Company's 2002 fiscal year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Ernst & Young did not provide the Company with any professional services related to financial information systems design and implementation as described in Rule 2-01 of Regulation S-X.

ALL OTHER FEES

     Ernst & Young has billed the Company $560,500, in the aggregate, for professional services rendered by Ernst & Young for all other services. Such services principally included audit-related services in connection with the Company's employee benefit plans, acquisition due diligence assistance (including the acquisition of Monitor Labs Incorporated) and a special limited review of our 2001 restructuring charge and other matters.

     In making its recommendation to ratify the appointment of Ernst & Young as the Company's independent accountants for the fiscal year ending December 28, 2003, the

Audit Committee considered whether the provision of non-audit services by Ernst & Young is compatible with maintaining Ernst & Young's independence.

AUDIT COMMITTEE REPORT

     The following report of the Audit Committee is included in accordance with the rules and regulations of the Securities and Exchange Commission. It is not incorporated by reference into any of the Company's registration statements under the Securities Act of 1933.

                           REPORT OF AUDIT COMMITTEE

     The following is the report of the Audit Committee with respect to the audited financial statements for the fiscal year ended December 29, 2002 (the "Financial Statements") of Teledyne Technologies Incorporated (the "Company").

     The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, as amended and restated as of January 22, 2002, which has been adopted by the Board of Directors. The Audit Committee is comprised of five directors. Except for Robert P. Bozzone, the members meet the independence requirements under applicable provisions of the New York Stock Exchange listing standards. Since within the three-year period after the Company's spin-off, Mr. Bozzone had been an executive officer of Allegheny Technologies Incorporated, the Board of Directors specially reviewed his membership, and following discussion, determined in accordance with its business judgment and New York Stock Exchange requirements, that his membership was required by the best interests of the Corporation and its stockholders.

     Management is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's internal controls and financial reporting process and the procedures designed to assure compliance with accounting standards and applicable laws and regulations. Ernst & Young LLP ("Ernst & Young"), the Company's independent accountants, are responsible for performing an independent audit of the Company's Financial Statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee reviewed and discussed the Company's Financial Statements with management and Ernst & Young, and discussed with Ernst & Young the matters required to be discussed by Statement of Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee has received written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has considered the compatibility of non-audit services with Ernst & Young's independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not, and do not represent themselves to be, performing the functions of auditors or accountants. Members of the Audit Committee may rely without independent verification on the information provided to them and on the representations made by management and Ernst & Young. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the

Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Financial Statements be included in the Company's Annual Report on Form 10-K for the year ended December 29, 2002 for filing with the Securities and Exchange Commission.

     Submitted by the Audit Committee of the Board of Directors:

          Frank V. Cahouet, Chair
          Robert P. Bozzone
          Paul D. Miller
          Charles H. Noski
          Charles J. Queenan, Jr.

February 25, 2003

                                 OTHER BUSINESS

     The Company knows of no business that may be presented for consideration at the meeting other than the three action items indicated in the Notice of Annual Meeting. If other matters are properly presented at the meeting, the persons designated as proxies in your proxy card may vote at their discretion.

     Following adjournment of the formal business meeting, Robert Mehrabian, Chairman, President and Chief Executive Officer of TDY, will address the meeting and will hold a general discussion period during which the stockholders will have an opportunity to ask questions about the Company and its business.

                          STOCK OWNERSHIP INFORMATION

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The rules of the Securities and Exchange Commission require that Teledyne Technologies disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors and statutory insiders. To the best of the Company's knowledge, all of the filings for the Company's directors and statutory insiders were made on a timely basis in 2002.

FIVE PERCENT OWNERS OF COMMON STOCK

     The following table sets forth the number of shares of our Common Stock owned beneficially by each person known to us to own beneficially more than five percent of our outstanding Common Stock. As of February 28, 2003, the Company had received notice that the individuals and entities listed in the following table are beneficial owners of five percent or more of TDY Common Stock. In general, "beneficial ownership" includes those shares that a person has the power to vote or transfer, and options to acquire Common Stock that are exercisable currently or within 60 days.

                                                    NUMBER OF    PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                 SHARES      OF CLASS
------------------------------------                ---------    --------
Barclays Private Bank and Trust Limited (1).......  1,927,756      6.0%
(Sussie)
45 Fremont Street, 17th Floor
San Francisco, CA 94105
Richard P. Simmons (2)............................  1,697,605      5.3%
Birchmere
Quaker Hollow Road
Sewickley, PA 15143
Singleton Group LLC (3)...........................  1,999,990      6.3%
335 North Maple Drive, Suite 177
Beverly Hills, CA 90210
The TCW Group, Inc. (4)...........................  1,851,538      5.8%
865 South Figueroa Street
Los Angeles, CA 90017

---------------

1. Barclays Private Bank and Trust Limited (Sussie), Barclays Global Investors, NA and Barclay Global Fund Advisors filed a Schedule 13G on February 12, 2003. Barclays Private Bank and Trust Limited (Sussie) reported sole voting and dispositive power with respect to all 1,927,756 shares. As a subset, Barclays Global Investors, NA reported sole voting and dispositive power with respect to 1,484,826 shares and Barclays Global Fund Advisors reported sole voting and dispositive power with respect to 442,930 shares.

2. Mr. Simmons filed an amendment to his Schedule 13G on February 4, 2003. Mr. Simmons reported that as of December 31, 2002, he had the sole power to direct the voting and the disposition of all 1,697,605 shares.

3. Singleton Group LLC, jointly with William W. Singleton, Carolyn W. Singleton and Donald E. Rugg, filed a Schedule 13G on April 19, 2000. Mr. Singleton, Mrs. Singleton and Mr. Rugg reported that they share voting and dispositive power with respect to 1,999,990 shares in their capacities as managers of Singleton Group LLC. Mr. Rugg reported that he owned an additional 45 shares of TDY Common Stock directly, with respect to which he has sole voting and dispositive power.

4. The TCW Group, Inc. filed an amendment to its Schedule 13G on February 4, 2003 on behalf of itself and direct and indirect subsidiaries primarily engaged in the provision of investment management services. It reported shared voting and dispositive power with respect to all 1,851,538 shares. It reported that as of July 6, 2001, the ultimate parent of The TCW Group, Inc. is Societe General, S.A., a corporation formed under the laws of France and whose principal business is acting as a holding company for a global financial services group. It also reported that, in accordance with Securities and Exchange Commission Release No. 34-39538 dated January 12, 1998 and due to the separate management and independent operation of its business units, Societe General, S.A. disclaims beneficial ownership of these shares.

STOCK OWNERSHIP OF MANAGEMENT

     The following table shows the number of shares of Common Stock reported to the Company as beneficially owned by (i) each of our directors and named executive officers and (ii) all of our directors and executive officers as a group, in each case based upon the beneficial ownership of Common Stock by such persons as reported to us as of February 28, 2003, including shares as to which a right to acquire ownership exists (for example, through the exercise of stock options) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

                                                  NUMBER OF      PERCENT OF
BENEFICIAL OWNER                                   SHARES          CLASS
----------------                                  ---------      ----------
Robert Mehrabian................................   633,529(1)       2.0
Robert L. Naglieri..............................    62,722(2)         *
John T. Kuelbs..................................   209,110(3)         *
James M. Link...................................    14,039(4)         *
Dale A. Schnittjer..............................    79,260(5)         *
Robert P. Bozzone...............................   774,303(6)       2.4%
Frank V. Cahouet................................    48,229(7)         *
Diane C. Creel..................................    13,753(8)         *
Charles Crocker.................................     8,661(9)         *
Paul D. Miller..................................    13,494(10)        *
Charles H. Noski................................     1,174(11)        *
Charles J. Queenan, Jr..........................   117,526(12)        *
Michael T. Smith................................    14,554(13)        *
All directors and executives....................  1,987,829(14)     6.2%
  as a group (13 persons)

---------------

 *  Less than one percent.

 1. The amount includes 51,098 shares held by The Mehrabian Living Trust, of which Dr. Mehrabian and his wife are trustees. The amount also includes 494,292 shares of our Common Stock underlying stock options.

 2. The amount includes 43,333 shares of our Common Stock underlying stock options.

 3. The amount includes 37,970 shares held jointly by Mr. Kuelbs and his wife and 120,000 shares of our Common Stock underlying stock options. The amount also includes 2,525 shares owned by his wife, beneficial ownership of which is disclaimed.

 4. The amount includes 9,834 shares of our Common Stock underlying stock options.

 5. The amount includes 59,595 shares of our Common Stock underlying stock options.

 6. The amount includes 500,000 shares held by the Robert P. Bozzone Grantor Retained Annuity Trust I and 12,000 shares of our Common Stock underlying stock options. The amount also includes 34,285 shares held by Mr. Bozzone's wife, beneficial ownership of which is disclaimed.

 7. The amount includes 15,000 shares held by a revocable trust, of which Mellon Bank, N.A. is trustee. The amount also includes 32,702 shares of our Common Stock underlying stock options.

 8. The amount includes 12,000 shares of our Common Stock underlying stock options.

 9. The amount includes 7,457 shares of our Common Stock underlying stock options.

10. The amount includes 13,494 shares of our Common Stock underlying stock options.

11. The amount includes 916 shares held by a revocable trust, of which Mr. Noski and his wife are trustees.

12. The amount includes 94,320 shares held jointly by Mr. Queenan and his wife and 12,000 shares of our Common Stock underlying stock options. The amount also includes 10,028 shares owned by Mr. Queenan's wife, beneficial ownership of which is disclaimed.

13. The amount includes 11,567 shares of our Common Stock underlying stock options. The amount also includes 200 shares owned by Mr. Smith's wife, beneficial ownership of which is disclaimed.

14. This amount includes an aggregate of 828,274 shares of our Common Stock underlying stock options. The amount shown includes shares to which beneficial ownership is disclaimed as follows: 2,525 shares owned by Mr. Kuelbs' wife; 34,285 shares owned by Mr. Bozzone's wife; 10,028 shares owned by Mr. Queenan's wife; and 200 shares owned by Mr. Smith's wife. See also footnotes 1, 3, 6, 7, 11 and 12 for the number of shares held jointly and in trusts.

2002 REPORT ON EXECUTIVE COMPENSATION

     The following report of the Personnel and Compensation Committee is included in accordance with the rules and regulations of the Securities and Exchange Commission. It is not incorporated by reference into any of the Company's registration statements under the Securities Act of 1933.

                     2002 REPORT ON EXECUTIVE COMPENSATION

     This report on executive compensation is furnished by the Personnel and Compensation Committee of the Board of Directors of Teledyne Technologies Incorporated ("TDY" or the "Company"). This report is not incorporated by reference into any of TDY's registration statements filed under the Securities Act of 1933.

     Effective November 29, 1999, the Company was spun-off from Allegheny Teledyne Incorporated, now known as Allegheny Technologies Incorporated ("ATI"). In connection with the spin-off, TDY's executive compensation program was established, which had its genesis in the program established by ATI. Pursuant to the Employee Benefits Agreement dated November 29, 1999, between TDY and ATI executed in connection with the spin-off (the "Employee Benefits Agreement"), the Company was contractually required to take various actions with respect to certain executive benefit plans and programs. Since the spin-off, the Committee has approved various modifications to the Company's executive compensation program to enable the Company to be more competitive and aligned with high technology businesses and, thus, better assure attraction and retention of quality management. The Committee did not engage any outside executive compensation consultant with respect to TDY's original adoption of its executive compensation program. However, Hewitt Associates LLC has reviewed TDY's current executive compensation program from a competitive marketplace perspective. In addition, Watson Wyatt & Company and Hewitt Associates LLC each have from time to time provided TDY with compensation and benefits advice and data. The Committee also has considered publicly available market and other data on executive compensation matters.

EXECUTIVE COMPENSATION POLICY

     The Committee has determined that total compensation for TDY executives would be comprised of three general characteristics:

     - It will be competitive in the aggregate, using a set of business and labor market competitors (by industry segment, as appropriate) to gauge the competitive marketplace.

     - It will be performance oriented, with a substantial portion of the total compensation tied to internal and external measures of Company performance.

     - It will promote long-term careers at TDY.

     Consistent with these characteristics, the Committee adopted the following policies for base salaries, short-term incentives and long-term incentives.

     BASE SALARY. Base salary for all management positions will be at the unit's industry/market median for comparable positions unless there are sound reasons, such as competitive factors, for varying significantly from industry medians. "Judgment" will always be the guiding factor in base salary determinations, as well as any other compensation issue. No system should be so rigid that it prevents the use of judgment.

     SHORT-TERM INCENTIVES. Annual Incentive Plan ("AIP") awards will allow for competitive cash compensation, based on the achievement of predefined performance measures, with up to 200% of the target award paid in the case of significant over-achievement. The majority of the award will be based on TDY's achievement of certain financial performance goals, with a smaller portion tied to the achievement of pre-established individual goals. For 2002, 40% of the awards were tied to the achievement of predetermined levels of operating profit, 25% to the achievement of predetermined levels of revenue, 15% to the achievement of predetermined levels of accounts receivable and inventory management and 20% to the achievement of specified individual performance objectives. A discretionary adjustment of plus or minus 20% is allowed, though aggregate upward adjustments will not exceed 5%. For 2002, AIP awards were paid from a pool equal to 11% of operating profit, which reflected a percentage increase so that the pool would be aligned with the aggregate amount of historical bonus pools. For 2003, the pool will be 11% of operating profit, subject to modification by the Committee. No AIP bonus will be earned in any year unless operating profit is positive, after accruing for bonus payments, and operating profit is at least 75% of the operating plan, subject in each case to modification by the Committee.

     LONG-TERM INCENTIVES. TDY has two long-term incentive plans that have been approved by its stockholders: (1) the Teledyne Technologies Incorporated 1999 Incentive Plan, as amended (the "1999 Incentive Plan"), and (2) the Teledyne Technologies Incorporated 2002 Stock Incentive Plan ("2002 Stock Incentive Plan"). Starting in 2003, any stock options grants, any performance share awards for cycles ending after December 31, 2002 and any new restricted stock awards will generally be made under the 2002 Stock Incentive Plan.

     Long-term incentives consist of three components:

     Stock options are to be awarded annually to key employees who are nominated by management to receive an award and whose award is approved by the Committee. In practice, the amount of the award generally depends on the employee's salary grade and position. In 2003, stock options awards will be reduced by approximately 15%, because of the potential of having to expense stock options.

     A three-year Performance Share Program ("PSP") opportunity, with a new "cycle" beginning every three years, is available to selected officers and key executives. The PSP provides grants of performance share units, which key Company officers and executives may earn if TDY meets specified performance objectives over a three-year period. Forty percent of the PSP award is based on the achievement of specified levels of operating profit, 30% on the achievement of specified levels of revenue and 30% on the achievement of specified levels of return to shareholders. No awards are made if the three-year aggregate operating profit is less than 75% of target, unless the Committee determines otherwise. A maximum of 200% for each component can be earned if 120% of the target is achieved. Under the 2000 through 2002 cycle, for the three-year aggregate return to shareholders performance measure, the S&P SmallCap 600 Index (in which TDY is included) is the benchmark. For the 2003-2005 cycle, the Russell 2000 Index is the benchmark. Awards are generally paid to the participants in three annual installments after the end of the performance cycle so long as they remain employed by TDY (with exceptions for retirement, disability and death). As to the 2000-2002 cycle, two-thirds of the award will be paid in TDY Common Stock and one-third will be paid in cash. For 2003-2005 and future cycles, one-half will be paid in TDY Common Stock and one-half will be paid in cash.

     A Restricted Stock Award Program ("RSAP") opportunity has also been established for selected officers and key executives, which was first approved and adopted by the Committee in 2000. The RSAP provides grants of "restricted stock", generally each calendar year, to selected officers and key executives at an aggregate fair market value equal to 30% of each recipient's annual base salary as of the date of the grant, unless otherwise determined by the Committee. The restrictions are subject to both a time-based and performance-based component. In general, the "restricted period" for each grant of restricted stock extends from the date of the grant to the third anniversary of such date, with the restrictions lapsing on the third anniversary. However, unless the Committee determines otherwise, if TDY fails to meet certain minimum performance goals for a multi-year performance cycle (typically three years) established by the Committee as applicable to a restricted stock award, then all of the restricted stock is forfeited. If TDY achieves the minimum established performance goals, but fails to attain an aggregate level of 100% of the targeted performance goals, then a portion of the restricted stock would be forfeited.

     A participant cannot transfer the restricted stock during the restricted period. In addition, during the restricted period, restricted stock will be forfeited upon a participant's termination of employment for any reason. However, if the participant dies, becomes disabled or retires prior to the expiration of the applicable performance cycle, the amount of the participant's restricted stock that is not subject to forfeiture at the end of the performance cycle will be pro-rated for the portion of the performance cycle completed by the participant prior to his death, disability or retirement and that amount will become vested at the end of the performance cycle. Upon expiration of the restricted period, absent any forfeiture, the Company will deliver to the recipient of restricted stock one or more stock certificates for the appropriate number of shares of Company Common Stock, as determined by the Committee based on achievement of the specified performance objectives. The RSAP replaces, and is the successor to, the Stock Acquisition and Retention Program established by ATI (the "ATI SARP"), which the Company assumed in part in connection with the spin-off.

2002 COMPENSATION

  SHORT-TERM INCENTIVES

     ANNUAL INCENTIVE PLAN. In 2002, AIP awards ranged from zero to 148% of the target incentives because the targets and levels of achievement varied by business unit. For 2002, AIP awards were determined as follows: 40% of the award was tied to the achievement of predetermined levels of operating profit, 25% to the achievement of predetermined levels of revenue, 15% to the achievement of predetermined levels of accounts receivable and inventory management and 20% to the achievement of specific individual performance objectives. For 2002, AIP awards were paid from a pool equal to 11% of operating profit. The bonus column of the Summary Compensation Table contains any AIP award for 2002 to the named executives.

  LONG-TERM INCENTIVES

     STOCK OPTIONS. TDY made one annual award of stock options at the beginning of 2002 under the 1999 Incentive Plan. In addition, during 2002, stock options totaling 4,000 shares were granted to select employees, primarily as part of recruitment and retention initiatives.

     PERFORMANCE SHARE PROGRAM. TDY's first three-year "cycle" under the PSP commenced January 1, 2000 and ended December 31, 2002. As described above, the PSP award is based on achievement of specified levels of operating profit, revenue and return to shareholders during the three-year period. With respect to the 2000-2002 cycle, the Committee waived the requirement that TDY meet 75% of operating profit target, and determined that 80% of target performance was met. All of the named executives in the Summary Compensation Table participate in the 2000-2002 PSP, although the PSP award to each of Messrs. Naglieri and Link has been proportionately reduced since they joined TDY after the cycle commenced. The first installment payment of awards is payable in 2003.

     In December 2002, under the 2002 Stock Incentive Plan, the Committee established a performance cycle for the three-year period ending December 31, 2005, with the same performance goals as for the prior cycle (but using the Russell 2000 Index as the performance index for the return to shareholders goal). All of the named executives in the Summary Compensation Table participate in the 2003-2005 PSP, with payments, if any, to be made in 2006, 2007 and 2008.

     In 2002, TDY also made the third and final installment payment of awards under the shortened ATI Performance Share Program assumed in the spin-off by TDY under the Employee Benefits Agreement. An aggregate of 33,545 shares was issued to 16 participants. Of the named executives in the Summary Compensation Table, only Dr. Mehrabian (7,645 shares) and Mr. Schnittjer (1,806 shares) participated in this program.

     RESTRICTED STOCK AWARD PROGRAM. On January 22, 2002, TDY granted restricted stock under the RSAP to selected officers and key executives. Each participant received a grant of restricted stock equal to 30% of his or her annual base salary as of the date of grant. The performance period for such restricted stock grant ends December 31, 2004, and restrictions on any shares not otherwise forfeited lapse on January 22, 2005. In order for the recipients of grants to retain all the restricted stock granted, the Company's three-year aggregate return to shareholders (as measured by its stock price) must equal or exceed the Russell 2000 Index. If TDY's aggregate return to shareholders (as measured by its stock price) does not equal at least 35% of the performance of the Russell 2000 Index for the cycle, the award will be forfeited in full. If the Company's return is between 35% and 100% of the Russell 2000 Index for the cycle, a portion of the shares will be forfeited. An aggregate of 58,790 shares of restricted stock are currently issued and outstanding (excluding 3,621 shares to a participant whose employment has been terminated). Of the named executives in the Summary Compensation Table, Dr. Mehrabian (10,330 shares), Mr. Naglieri (5,485 shares), Mr. Kuelbs (5,866 shares), Mr. Schnittjer (3,518 shares) and Mr. Link (4,205 shares) were granted restricted stock.

     The three-year performance cycle for the restricted stock awards made on July 25, 2000 ended on December 31, 2002. As with the PSP, the Committee waived the requirement that TDY meet 75% of operating profit target, and determined that 80% of target performance was met. Consequently, 20% of the awarded restricted shares have been forfeited. The outstanding restricted shares held by the named executives in the Summary Compensation Table, taking into account the 20% forfeiture, are as follows: Dr. Mehrabian (7,695 shares), Mr. Kuelbs (4,244 shares) and Mr. Schnittjer (2,384 shares). Restrictions lapse on July 25, 2003.

     ATI SARP. As a result of the spin-off, under the Employee Benefits Agreement, seven TDY executives (including three now retired executives) who had purchased or designated shares of ATI stock under the ATI SARP received distributions of common stock of TDY and Water Pik Technologies, Inc. ("Water Pik") on the purchased or designated ATI shares. The shares that they received in the spin-off as well as the original shares continue to be held as collateral for loans for purchased shares, all of which are retained by ATI, until the loans are fully paid. Restricted shares issued under the ATI SARP were converted into shares of TDY Common Stock and, except as provided below, continue to bear the restrictions set forth in the original ATI SARP. In 2000, the Committee took action to permit TDY executives who participated in the ATI SARP to use ATI and Water Pik shares that they had purchased under the ATI SARP to pay down loans for purchased shares, whether or not such shares had been held for five years as otherwise required by the ATI SARP. The Committee also released the transfer restrictions on ATI and Water Pik shares that TDY participants held as designated stock under the ATI SARP. Shares of TDY Common Stock that were purchased or designated under the ATI SARP continue to be held in accordance with the ATI SARP. In accordance with the terms of the ATI SARP, upon their retirement in 2001, three former TDY executives paid off their ATI loans and the restrictions on their shares of TDY Common Stock were removed.

CHANGE IN CONTROL SEVERANCE AGREEMENTS

     After the spin-off, the Committee recommended and the Board of Directors approved Change in Control Severance Agreements for the named officers (other than Messrs. Naglieri and Link) and selected other key executives. The Agreements for

Messrs. Naglieri and Link were approved when they joined the Company. In entering into the Agreements, the Committee desired to assure that TDY would have the continued dedication of certain executives and the availability of their advice and counsel, notwithstanding the possibility of a change in control, and to induce such executives to remain in the employ of the Company. The Committee believes that, should the possibility of a change in control arise, it is imperative that TDY be able to receive and rely upon its executives' advice, if requested, as to the best interests of the Company and its stockholders without the concern that he or she might be distracted by the personal uncertainties and risks created by the possibility of a change in control. The Committee also considered arrangements offered to similarly situated executives of comparable companies. The Agreements have a three-year, automatically renewing term. The executive is entitled to severance benefits if
(1) there is a change in control of the Company and (2) within three months before or 24 months after the change in control, either the Company terminates the executive's employment for reasons other than cause or the executive terminates the employment for good reason. "Severance benefits" consist of:

     - A cash payment equal to three times (in the case of Dr. Mehrabian and Messrs. Naglieri, Kuelbs, and Link and one other executive) or two times (in the case of Mr. Schnittjer and eight other executives) the sum of (i) the executive's highest annual base salary within the year preceding the change in control and (ii) the AIP bonus target for the year in which the change in control occurs or the year immediately preceding the change in control, whichever is higher.

     - A cash payment for the current AIP bonus based on the fraction of the year worked times the AIP target objectives at 120% (with payment of the prior year bonus if not yet paid).

     - Payment in cash for unpaid PSP awards, assuming applicable goals are met at 120% of performance.

     - Continued equivalent health and welfare (e.g., medical, dental, vision, life insurance and disability) benefits at TDY's expense for a period of up to 36 months after termination (with the executive bearing any portion of the cost the executive bore prior to the change in control); provided, however, such benefits would be discontinued to the extent the executive receives similar benefits from a subsequent employer.

     - Immediate vesting of all stock options, with options being exercisable for the full remaining term.

     - Removal of restrictions on restricted stock issued by the Company under the ATI Stock Acquisition and Retention Program or our Restricted Stock Award Programs.

     - Full vesting under the Company's pension plans (within legal parameters).

     - Up to $25,000 reimbursement for actual professional outplacement services.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     EMPLOYMENT AGREEMENT. The Company and Robert Mehrabian, Chairman, President and Chief Executive Officer, are parties to an Amended and Restated Employment Agreement dated as of April 25, 2001 (the "Employment Agreement"), which amended and restated the Employment Agreement dated as of December 21, 1999 that had been recommended and approved by the Committee. The Employment Agreement provides that the Company shall employ him as the Chairman, President and Chief Executive Officer and supplements his Change in Control Severance Agreement dated as of December 21, 1999. The employment agreement terminated on December 31, 2002, but was and will automatically be extended annually unless either party gives the other written notice prior to October 31 that it will not be extended for the next year.

     BASE SALARY AND BONUS. The Committee determined Dr. Mehrabian's 2002 compensation in accordance with the general compensation philosophy described above. Effective September 1, 2002, Dr. Mehrabian's annual base salary was increased to $590,000 from $565,000. In making such increase, the Committee considered the fact that Dr. Mehrabian's base salary had not been increased since June 2000. The Committee also acknowledged Dr. Mehrabian's leadership, initiative and perseverance during a difficult year, as well as his strategic thinking in preparing for a market turnaround and the future. Hewitt Associates has advised the Committee that Dr. Mehrabian's base salary is within the median range of comparably situated executives.

     Dr. Mehrabian received an award of $400,000 under the Annual Incentive Plan for 2002. In determining Dr. Mehrabian's award, the Committee considered TDY's 2002 financial performance, its successful cost reduction initiatives and Dr. Mehrabian's leadership, initiatives and perseverance in obtaining such results. The Committee also considered the AIP awards paid to Dr. Mehrabian for 2000 and 2001.

     STOCK OPTIONS. On January 22, 2002, the Committee awarded Dr. Mehrabian options to purchase 60,000 shares of the Company's Common Stock. As with other grants made under the 1999 Incentive Plan on that date, Dr. Mehrabian's options have a per share exercise price of $14.48, are exercisable in one-third increments commencing on January 22, 2003, and have a 10-year term. The Committee authorized this grant to Dr. Mehrabian as a means of appropriately rewarding his leadership and perseverance.

     PERFORMANCE SHARE PROGRAM. As described above, Dr. Mehrabian participates in the PSP. A three-year performance cycle under the PSP ended on December 31, 2002, and payments are to be made in three annual installments, starting in 2003. As with other participants, Dr. Mehrabian's award for this cycle is based on 80% of target performance. Dr. Mehrabian participates in the PSP for the three-year performance cycle ending on December 31, 2005, with payments, if any, to be made in 2006, 2007 and 2008.

     RESTRICTED STOCK AWARD PROGRAM. On January 22, 2002, under the RSAP, Dr. Mehrabian received a restricted stock award of 10,330 shares of common stock, which was equivalent to 30% of his annual base salary as of the date of the grant. The number of shares of common stock that Dr. Mehrabian will ultimately receive under this 2002 grant will be, as described above, based on TDY's return to shareholders as compared to the Russell 2000 Index through December 31, 2004. The restrictions on any shares not otherwise forfeited lapses on January 22, 2005. On July 25, 2000, the Company granted Dr. Mehrabian 9,619 shares of restricted common stock, which was equivalent to 30% of his annual base salary as of the date of the grant. As described above, the three-year performance cycle for this grant ended on December 31, 2002, and Dr. Mehrabian forfeited 20% of such grant (1,924 shares). Restrictions lapse with respect to the remaining 7,695 shares on July 25, 2003.

     PENSION ARRANGEMENTS. Under Dr. Mehrabian's employment agreement, TDY has agreed to pay following his retirement, as payments supplemental to any accrued pension under the Company's qualified pension plan, an annual amount equal to 50% of his base compensation as in effect at retirement. The number of years for which such annual amount shall be paid will be equal to the number of years of his service to TDY (including service to ATI), but not more than 10 years.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code imposes limits on tax deductions for annual compensation paid to a chief executive officer and certain other highly compensated officers in excess of $1 million unless the compensation qualifies as "performance-based" or is otherwise exempt under the law. Both the 1999 Incentive Plan and the 2002 Stock Incentive Plan are intended to meet the deductibility requirements of the regulations promulgated under
Section 162(m). However, the Committee may determine in any year that it would be in the best interests of TDY for awards to be paid under the 1999 Incentive Plan or the 2002 Stock Incentive Plan that would not satisfy the requirements of
Section 162(m).

     Submitted by the Personnel and Compensation Committee:

          Charles J. Queenan, Jr., Chair
          Robert P. Bozzone
          Diane C. Creel
          Charles Crocker
          Michael T. Smith

As of February 25, 2003

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Personnel and Compensation Committee of our Board of Directors is an officer or employee of the Company. Mr. Queenan is often referred honorifically to as "senior counsel" to a law firm that provided services to the Company during 2002 and currently provides services to the Company. Mr. Queenan retired as a partner of such firm on December 31, 1995 and does not participate in the firm's earnings or profits. No other member of the Committee has a current or prior relationship and no officer who is a statutory insider of the Company has a relationship to any other company, in each case that is required to be described under the Securities and Exchange Commission rules relating to disclosure of executive compensation.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth information about the compensation paid by TDY for fiscal years 2002, 2001, and 2000. It also sets forth information about compensation paid to each of our officers who was required to file reports under Section 16 of the Securities Exchange Act of 1934 and another officer of a significant subsidiary (the "named executives") for fiscal 2002. Mr. Naglieri joined TDY as its Senior Vice President and Chief Financial Officer in October 2000 and Mr. Link joined Teledyne Brown Engineering, Inc. as its President in July 2001.

                                                                                               LONG-TERM COMPENSATION
                                                       ANNUAL COMPENSATION              ------------------------------------
                                            -----------------------------------------   RESTRICTED
NAME AND                                                              OTHER ANNUAL        STOCK      OPTIONS        LTIP
PRINCIPAL POSITION           FISCAL YEAR    SALARY($)   BONUS($)   COMPENSATION($)(1)   AWARDS($)    (SHARES)    PAYOUTS($)
------------------          -------------   ---------   --------   ------------------   ----------   --------   ------------
Robert Mehrabian...........     2002         573,337    400,000              --          169,500(2)   60,000      $156,840(3)
Chairman, President and         2001         565,000    300,000              --                0      60,000      $181,858(3)
Chief Executive Officer         2000         565,000    465,127              --          169,505(6)   60,000      $109,843(3)

Robert J. Naglieri.........     2002         304,000    138,003              --           90,000(2)   30,000             0
Senior Vice President           2001         300,000     83,480         317,974(8)             0      20,000             0
and Chief Financial             2000          75,000     29,589              --                0      20,000             0
Officer                      (3 months)

John T. Kuelbs.............     2002         324,593    158,840              --           96,255(2)   30,000             0
Senior Vice President,          2001         318,138     94,683              --                0      30,000             0
General Counsel                 2000         299,417    116,613         212,389(11)       93,502(6)   20,000             0
and Secretary

James M. Link..............     2002         236,163    137,755              --           69,000(2)   14,500             0
President, Teledyne             2001          97,703     47,300          15,333(14)            0      15,000             0
                               (5 1/2
Brown Engineering, Inc.        months)

Dale A. Schnittjer.........     2002         194,965     71,602              --           57,720(2)   12,000        37,050(3)
Vice President and              2001         190,550     55,974              --                0      12,000        42,957(3)
Controller                      2000         175,667     69,148              --           52,513(6)   10,000        25,956(3)


NAME AND                        ALL OTHER
PRINCIPAL POSITION           COMPENSATION($)
------------------           ---------------
Robert Mehrabian...........      333,808(4)
Chairman, President and          308,164(5)
Chief Executive Officer          300,742(7)
Robert J. Naglieri.........            0
Senior Vice President                  0
and Chief Financial                    0
Officer
John T. Kuelbs.............        3,697(9)
Senior Vice President,             2,447(10)
General Counsel                    1,477(12)
and Secretary
James M. Link..............        1,506(13)
President, Teledyne                  856(15)
Brown Engineering, Inc.
Dale A. Schnittjer.........        2,829(16)
Vice President and                 2,839(17)
Controller                         3,046(18)

---------------

 1. In accordance with applicable regulations, the amounts do not include perquisites and other personal benefits received by the named executive officers because the aggregate value of such benefits did not exceed the lesser of $50,000 or 10 percent of the total salary and bonus for the named executives.

 2. Represents the formula price ($16.41) of TDY Common Stock on the award date of restricted stock under the Restricted Stock Award Program. On January 22, 2002, under the Restricted Stock Award Program, Dr. Mehrabian and Messrs. Naglieri, Kuelbs, Link and Schnittjer received 10,330 shares, 5,485 shares, 5,866 shares, 4,205 shares and 3,518 shares, respectively. On December 31, 2002, based on the closing price of a share ($15.68), the restricted shares held by Dr. Mehrabian and Messrs. Naglieri, Kuelbs, Link and Schnittjer were valued at $161,974, $86,005, $91,979, $65,934 and $55,162, respectively. The restrictions lapse on January 22, 2005, subject to achievement of performance objectives for the three-year period ending December 31, 2004.

 3. Represents an installment payment of awards under the shortened ATI Performance Share Program. In 2002, Dr. Mehrabian received $36,966 and 7,645 shares of Common Stock, in 2001, he received $36,966 and 7,646 shares of Common Stock, and in 2000, he received $36,967 and 7,646 shares of Common Stock. In 2002, Mr. Schnittjer received $8,732 and 1,806 shares of Common Stock, in 2001, he received $8,733 and 1,806 shares of Common Stock, and in 2000, he received $8,733 and 1,807 shares of Common Stock. On December 31, 2002, based on the closing price of such shares ($15.68), such shares issued in 2002, 2001 and 2000 to

    Dr. Mehrabian were valued at $119,874, $119,889 and $119,889, respectively. On December 31, 2002, based on the closing price of a share, such shares issued in 2002, 2001 and 2000 to Mr. Schnittjer were valued at $28,318, $28,318 and $28,334, respectively.

 4. Includes annual accruals for possible future payments to Dr. Mehrabian under his supplemental pension arrangement of $320,188 and the dollar value of the benefit to Dr. Mehrabian of company-paid premiums of split-dollar life insurance in the amount of $13,620. At Dr. Mehrabian's request, his split-dollar life insurance was discontinued and surrendered on January 13, 2003. The Company received $68,066 as a result.

 5. Includes annual accruals for possible future payments to Dr. Mehrabian under his supplemental pension arrangement in the amount of $288,250 and the dollar value of the benefit to Dr. Mehrabian of company-paid premiums of split-dollar life insurance in the amount of $19,914.

 6. Represents the formula price ($17.621875) of TDY Common Stock on the award date of restricted stock under the Restricted Stock Award Program. On July 25, 2000, under the Restricted Stock Award Program, Dr. Mehrabian and Messrs. Kuelbs and Schnittjer received 9,619 shares, 5,306 shares and 2,980 shares, respectively. On December 31, 2002, based on the closing price of a TDY share ($15.68), the restricted shares held by Dr. Mehrabian and Messrs. Kuelbs and Schnittjer were valued at $150,826, $83,198 and $46,726, respectively. The applicable three-year performance period ended December 31, 2002, and after earlier waiving an operating profit threshold, in January 2003, the named executives forfeited 20% of their stock as further described on page 36. The restrictions lapse on July 25, 2003, subject to continued employment through that date (with exceptions for retirement, disability and death).

 7. Includes annual accruals for possible future payments to Dr. Mehrabian under his supplemental pension arrangement in the amount of $288,250 and the dollar value of the benefit to Dr. Mehrabian of company-paid premiums of split-dollar life insurance in the amount of $12,492.

 8. Includes one-time relocation expenses of $284,424, a one-time new hire bonus of $25,000 and $8,550 allowance with respect to his car.

 9. Includes $1,000 in company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan, $1,497 in respect of a death benefit under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan and $1,200 in respect of an employer matching contribution under the Employee Stock Purchase Plan.

10. Includes $1,000 in company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan and $1,447 in respect of a death benefit under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan.

11. Includes one-time relocation expenses of $206,487 (which includes tax reimbursement of $62,089) and $5,902 in respect of a leased company car.

12. Includes $1,000 in company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan and $477 in respect of a death benefit under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan.

13. Includes $1,000 in company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan and $506 in respect of employer matching contribution under the Employee Stock Purchase Plan.

14. Includes $11,010 in respect of country club dues and $4,523 in respect of a leased company car.

15. Represents $856 paid in respect of life insurance.

16. Includes $1,000 in company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan, $1,200 in employer matching contribution under the Employee Stock Purchase Plan and $629 in respect of a death benefit under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan.

17. Includes $1,000 in company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan, $1,200 in employer matching contribution under the Employee Stock Purchase Plan and $639 in respect of a death benefit under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan.

18. Includes $1,000 in company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan, $1,200 in employer matching contribution under the Employee Stock Purchase Plan and $846 in respect of a death benefit under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan.

OPTION GRANTS IN LAST FISCAL YEAR

     Shown below is information on grants to the named executives of options to purchase TDY Common Stock pursuant to the 1999 Incentive Plan during the year ended December 31, 2002. These grants are reflected in the Summary Compensation Table.

                                                                                             POTENTIAL REALIZABLE
                                                                                               VALUE AT ASSUMED
                                                    INDIVIDUAL GRANTS                           RATES OF STOCK
                                ---------------------------------------------------------            PRICE
                                                   % OF TOTAL                                  APPRECIATION FOR
                                   NUMBER OF        OPTIONS                                     OPTION TERM(1)
                                  SECURITIES       GRANTED TO    EXERCISE OR                 ---------------------
                                  UNDERLYING      EMPLOYEES IN   BASE PRICE    EXPIRATION       5%         10%
NAME                            OPTIONS GRANTED   FISCAL YEAR     ($/SHARE)       DATE          $           $
----                            ---------------   ------------   -----------   ----------    --------   ----------
Robert Mehrabian..............      60,000            9.3          $14.48      1/22/2012     546,384    1,384,643
Robert J. Naglieri............      30,000            4.7          $14.48      1/22/2012     273,192      692,322
John T. Kuelbs................      30,000            4.7          $14.48      1/22/2012     273,192      692,322
James M. Link.................      14,000            2.2          $14.48      1/22/2012     127,490      323,083
Dale A. Schnittjer............      12,000            1.9          $14.48      1/22/2012     109,277      276,929

-------------------------
1. No gain to the optionee is possible without stock price appreciation, which will benefit all stockholders commensurately. The assumed "potential realizable values" are mathematically derived from certain prescribed rates of stock price appreciation. The actual value of these option grants depends on the future performance of TDY Common Stock and overall stock market condition. The values reflected in this table may not be realized.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

     As shown in the table below, no options were exercised by the named executives during 2002.

                                                            NUMBER OF SHARES
                                                         UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                              SHARES                           OPTIONS AT            IN-THE-MONEY OPTIONS AT
                            ACQUIRED ON      VALUE         FISCAL YEAR END(#)         FISCAL YEAR END($)(2)
NAME                        EXERCISE(#)   REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                        -----------   -----------   -------------------------   -------------------------
Robert Mehrabian(1).......       0             0             434,292/120,000            2,251,756/162,600
Robert L. Naglieri........       0             0              20,000/50,000                     */24,900
John T. Kuelbs............       0             0              93,333/56,667               521,100/62,500
James M. Link.............       0             0               5,000/24,000                11,550/23,100
Dale A. Schnittjer........       0             0              51,595/20,000               180,091/9,960

-------------------------
1. Includes options to purchase shares of TDY Common Stock converted from options to purchase ATI common stock in connection with the spin-off under the Employee Benefits Agreement, which included options granted to Dr. Mehrabian under ATI's Non-Employee Director Stock Compensation Plan with respect to his service as a non-employee director of ATI.

2. The "value of unexercised in-the-money options" is calculated by subtracting the exercise price per share from $15.31, which was the average of the high and low sale prices of a share of TDY Common Stock on the New York Stock Exchange on December 31, 2002. The "*" denotes that the relevant options were "out-of-the-money" at December 31, 2002, meaning the exercise price per share was greater than $15.31.

ATI PERFORMANCE SHARE PROGRAM AWARDS

     1998-1999 PERFORMANCE CYCLE. The following table sets forth information about awards for the three-year award period made in 1998 under the ATI Performance Share Program, which, as a result of the spin-off, and in accordance with the Employee Benefits Agreement, was terminated and the award period shortened to cover the two-year period of January 1, 1998 through December 31, 1999. The amounts included in the Payouts columns represent the payment of TDY Common Stock and cash to the applicable named executives in 2000, 2001 and 2002. No more amounts remain to be issued or paid under the ATI PSP.

                                                                                   PAYOUTS UNDER
                         NUMBER OF                                          NON-STOCK PRICE-BASED PLANS
                          SHARES,             PERFORMANCE            -----------------------------------------
                         UNITS OR           OR OTHER PERIOD             2000           2001           2002
                           OTHER           UNTIL MATURATION            PAYOUT         PAYOUT         PAYOUT
NAME                     RIGHTS(#)             OR PAYOUT              ($ OR #)       ($ OR #)       ($ OR #)
----                     ---------    ---------------------------    -----------    -----------    -----------
Robert Mehrabian.......      *        1998 - 1999 award period        7,646 shs.     7,646 shs.     7,645 shs.
                                      (2000 - 2002 payout period)    $    36,967    $    36,966    $    36,966
Dale A. Schnittjer.....      *        1998 - 1999 award period        1,807 shs.     1,806 shs.     1,806 shs.
                                      (2000 - 2002 payout period)    $     8,733    $     8,733    $     8,732

-------------------------
* The amount of the award was based on base salary at the beginning of the award period. Two-thirds of the award was paid in TDY Common Stock, with the number of shares based on a price of $9.66. One-third of the award was paid in cash.

TDY PERFORMANCE SHARE PLAN ("PSP") AWARDS

     2000-2002 PERFORMANCE CYCLE. The following table sets forth information about PSP awards for the three-year performance period ended December 31, 2002. The amounts included in the Estimated Future Payout columns represent the potential payment of TDY Common Stock and cash to the named executives depending on whether they remain employed by TDY (with exceptions for retirement, disability and death). The 2003 payout has been made.

                                                                          ESTIMATED FUTURE PAYOUTS UNDER
                       NUMBER OF                                           NON-STOCK PRICE-BASED PLANS
                        SHARES,             PERFORMANCE            --------------------------------------------
                       UNITS OR           OR OTHER PERIOD              2003            2004            2005
                         OTHER           UNTIL MATURATION             PAYOUT          PAYOUT          PAYOUT
NAME                   RIGHTS(#)             OR PAYOUT               ($ OR #)        ($ OR #)        ($ OR #)
----                   ---------    ---------------------------    ------------    ------------    ------------
Robert Mehrabian.....      *        2000 - 2002 award period        13,803 shs.     13,803 shs.     13,802 shs.
                                    (2003 - 2005 payout period)    $     66,667    $     66,667    $     66,666
Robert J. Naglieri...      *        2000 - 2002 award period         5,176 shs.      5,176 shs.      5,176 shs.
                                    (2003 - 2005 payout period)    $     25,000    $     25,000    $     25,000
John T. Kuelbs.......      *        2000 - 2002 award period         6,327 shs.      6,326 shs.      6,326 shs.
                                    (2003 - 2005 payout period)    $     30,556    $     30,556    $     30,555
James M. Link........      *        2000 - 2002 award period         2,058 shs.      2,057 shs.      2,057 shs.
                                    (2003 - 2005 payout period)    $      9,936    $      9,936    $      9,936
Dale A. Schnittjer...      *        2000 - 2002 award period         3.037 shs.      3,037 shs.      3,036 shs.
                                    (2003 - 2005 payout period)    $     14,667    $     14,667    $     14,666

-------------------------
* The amount of the award was based on base salary at the beginning of the award period. The amounts of Messrs. Naglieri and Link were adjusted to reflect their respective joining of the Company in October 2000 and July 2001, partway into the award period. Two-thirds of the award is paid in TDY Common Stock, with the number of shares based on a price of $9.66. One-third of the award is paid in cash.

     2003-2005 PERFORMANCE CYCLE. The following table sets forth estimated future payments in the 2006 to 2008 payout period of TDY Common Stock and cash to the named executives under the Performance Share Plan. The amounts included in Estimated Future Payout columns represent the potential payments of Common Stock and cash depending on the level of achievement (i.e, threshold, target or maximum) of the performance goals for the three-year (2003-2005) award period. The participants will not receive any payment of Common Stock or cash if TDY and/or the designated business unit do not achieve the threshold level of performance objectives during the award period.

                       NUMBER OF                                          ESTIMATED FUTURE PAYOUTS UNDER
                        SHARES,             PERFORMANCE                    NON-STOCK PRICE-BASED PLANS
                       UNITS OR           OR OTHER PERIOD          --------------------------------------------
                         OTHER           UNTIL MATURATION           THRESHOLD         TARGET         MAXIMUM
NAME                   RIGHTS(#)             OR PAYOUT               ($ OR #)        ($ OR #)        ($ OR #)
----                   ---------    ---------------------------    ------------    ------------    ------------
Robert Mehrabian.....      *        2003 - 2005 award period         9,850 shs.     39,399 shs.     78,798 shs.
                                    (2006 - 2008 payout period)    $     73,750    $    295,000    $    590,000
Robert J. Naglieri...      *        2003 - 2005 award period         4,341 shs.     17,362 shs.     34,725 shs.
                                    (2006 - 2008 payout period)    $     32,500    $    130,000    $    260,000
John T. Kuelbs.......      *        2003 - 2005 award period         4,620 shs.     18,480 shs.     36,959 shs.
                                    (2006 - 2008 payout period)    $     34,592    $    138,367    $    276,733
James M. Link........      *        2003 - 2005 award period         2,783 shs.     11,130 shs.     22,261 shs.
                                    (2006 - 2008 payout period)    $     20,835    $     83,339    $    166,678
Dale A. Schnittjer...      *        2003 - 2005 award period         2,227 shs.      8,908 shs.     17,816 shs.
                                    (2006 - 2008 payout period)    $     16,675    $     66,699    $    133,397

-------------------------
* The amount of the award is based on the base salary at the beginning of the award period. One-half of the award is to be paid in TDY Common Stock, with the number of shares based on the average of the high and low sale prices of a share of Common Stock on the New York Stock Exchange on the date the award was approved (December 18, 2002), which was $14.975. One-half of the award is paid in cash.

TDY RESTRICTED STOCK AWARD PROGRAM ("RSAP")

     JANUARY 22, 2002 AWARD. The following table sets forth information about awards of restricted shares under the 1999 Incentive Plan -- RSAP made to the named executives on January 22, 2002. Each named executive received a grant of restricted stock equal to 30% of the executive's annual base salary as of the date of grant. The issuance price was $16.41. The restrictions lapse on January 22, 2005, subject to achievement of performance objectives for the three-year period ending December 31, 2004. In order for a participant to retain the restricted shares, the Company's three-year aggregate return to shareholders (as measured by its stock price) must be at least 35% of the performance of the Russell 2000 Index for the three-year period. If the TDY stock performance is less than 35% of the Russell 2000 Index performance, all restricted shares would be forfeited. If it ranges from 35% to 100%, a portion of the restricted shares will be forfeited. If it is more than 100%, the participant does not receive additional shares. Restricted shares are forfeited in their entirety if a participant's employment is terminated on or prior to January 22, 2005 (with exceptions for retirement, death and disability).

                        NUMBER OF
                         SHARES,                PERFORMANCE
                        UNITS OR              OR OTHER PERIOD
                          OTHER               UNTIL MATURATION               THRESHOLD        TARGET/MAXIMUM
NAME                    RIGHTS(#)                OR PAYOUT                   # ($) (1)           # ($) (2)
----                   -----------    --------------------------------    ---------------    -----------------
Robert Mehrabian.....  10,330 shs.    2002 - 2004 performance period      3,615 ($56,683)    10,330 ($161,974)
                                      January 22, 2005
Robert J. Naglieri...  5,485 shs.     2002 - 2004 performance period      1,919 ($30,090)      5,485 ($86,005)
                                      January 22, 2005
John T. Kuelbs.......  5,866 shs.     2002 - 2004 performance period      2,053 ($32,191)      5,866 ($91,979)
                                      January 22, 2005
James M. Link........  4,205 shs.     2002 - 2004 performance period      1,471 ($23,065)      4,205 ($65,934)
                                      January 22, 2005
Dale A. Schnittjer...  3,518 shs.     2002 - 2004 performance period      1,231 ($19,302)      3,518 ($55,162)
                                      January 22, 2005

-------------------------
1. This column represents the minimum number of shares that the named executive could retain (not forfeit) if the Company's three-year aggregate return to shareholders (as measured by its stock price) equals 35% of the performance of the Russell 2000 Index for the three-year performance period. The dollar value is based on the closing price of a share of our Common Stock at December 31, 2002 ($15.68 per share).

2. This column represents the maximum number of shares that the named executive could retain if the Company's three-year aggregate return to shareholders (as measured by its stock price) equals 100% or more of the performance of the Russell 2000 Index for the three-year performance period. The dollar value is based on the closing price of a share of our Common Stock at December 31, 2002 ($15.68 per share).

     JULY 25, 2000 AWARD. The following table set forth information about awards of restricted shares under the 1999 Incentive Plan -- RSAP made to the named executives on July 25, 2000. Each named executive (other than Messrs. Naglieri and Link) received a grant of restricted stock equal to 30% of his annual base salary as of the date of grant. The issuance price was $17.62. On December 31, 2002, the three-year performance cycle for such restricted stock awards ended. The Personnel and Compensation Committee determined that 80% of target performance was met, having waived the requirement that the Company meet a 75% of operating profit target. Consequently, 20% of the awarded restricted shares were forfeited in accordance with the RSAP. The following named executives continue to hold the number of restricted shares set forth in the following table. Restrictions lapse on July 25, 2003, subject to continued employment through that date (with exceptions for retirement, disability and death). Messrs. Naglieri and Link were not employed by the Company on July 25, 2000, and accordingly did not receive any restricted shares.

                                          NUMBER OF
                                           SHARES,                PERFORMANCE
                                          UNITS OR              OR OTHER PERIOD
                                            OTHER               UNTIL MATURATION                 ACTUAL
NAME                                      RIGHTS(#)                OR PAYOUT                   # ($) (1)
----                                     -----------    --------------------------------    ----------------
Robert Mehrabian.......................  9,619 shs.     2000 - 2002 performance period       7,695($120,658)
                                                        July 25, 2003
John T. Kuelbs.........................  5,306 shs.     2000-2002 performance period          4,244($66,546)
                                                        July 25, 2003
Dale A. Schnittjer.....................  2,980 shs.     2000-2002 performance period          2,384($37,381)
                                                        July 23, 2003

-------------------------
1. This column represents the actual number of shares that the named executive will retain if his employment continues through July 25, 2003. The dollar value is based on the closing price of a share of our Common Stock at December 31, 2002 ($15.68 per share).

EQUITY COMPENSATION PLANS INFORMATION

     The following table summarizes information with respect to equity compensation plans as of December 31, 2002:

                                                                                     NUMBER OF
                                                                                     SECURITIES
                                            NUMBER OF                           REMAINING AVAILABLE
                                        SECURITIES TO BE        WEIGHTED-       FOR FUTURE ISSUANCE
                                           ISSUED UPON      AVERAGE EXERCISE        UNDER EQUITY
                                           EXERCISE OF          PRICE OF            COMPENSATION
                                           OUTSTANDING          OPTIONS,          PLANS (EXCLUDING
                                        OPTIONS, WARRANTS      WARRANTS OR      SECURITIES REFLECTED
                                           AND RIGHTS            RIGHTS            IN COLUMN (A))
PLAN CATEGORY                                  (A)                 (B)                  (C)
-------------                           -----------------   -----------------   --------------------
Equity compensation plans approved by
  security holders
1999 Incentive Plan...................      3,256,563(1)         $14.28                429,733(2)
2002 Stock Incentive Plan.............             --                --              2,400,000
Non-Employee Director Stock
  Compensation Plan...................        135,924            $13.24                 47,880
Employee Stock Purchase Plan (3)......             --                --              1,000,000
Equity compensation plans not approved
  by security holders.................             --                --                     --
                                            ---------            ------              ---------
Total.................................      3,392,487            $14.24              3,877,613
                                            =========            ======              =========

-------------------------
1. The amount does not include up to 218,130 shares of our Common Stock potentially issuable under our Performance Share Plan for the 2000-2002 performance cycle.

2. The 1999 Incentive Plan, as amended, contains a "capped" evergreen provision. It provides that if the number of issued and outstanding shares of our Common Stock is increased after January 26, 2000, the total number of shares available for issuance under this plan will be increased by 10%, up to an additional 2,500,000 shares. As a result of TDY's public offering completed in the third quarter of 2000, 460,500 additional shares were made available for issuance under the 1999 Incentive Plan. Hence, an additional 2,039,500 shares could become available for issuance under this plan depending on TDY's issued and outstanding shares of Common Stock after January 26, 2000 (after considering that, as a result of our 2000 public offering, 460,500 shares have already been registered and listed with respect to the Plan under this evergreen provision).

3. TDY maintains an Employee Stock Purchase Plan (commonly known as The Stock Advantage Plan) for eligible employees. It enables employees to invest in our Common Stock through automatic, after-tax payroll deductions, within specified limits. TDY adds a 25% matching company contribution up to $1,200 annually. The Company's contribution is currently paid in cash and the Plan Administrator purchases shares in the open market.

PENSION PLAN

     In connection with the spin-off, we adopted the Teledyne Technologies Incorporated Pension Plan on terms substantially similar to the parts of the ATI Pension Plan applicable to all of our employees, both active and inactive at our operations that perform government contract work and for our active employees at our commercial operations. The annual benefits payable under these parts of the pension plan to participating salaried employees retiring at or after age 65 is calculated under a formula which takes into account the participant's compensation and years of service. The Internal Revenue Code limits the amounts payable to participants under a qualified pension plan. We have also adopted a Benefit Restoration/Pension Equalization Plan, which is designed to restore benefits which would be payable under the pension plan provisions but for the limits imposed by the Internal Revenue Code, to the levels calculated pursuant to the formulas contained in the pension plan provisions.

     The following table illustrates the approximate annual pension that may become payable to a TDY employee in the higher salary classifications under our regular and supplemental pension plans.

                          ESTIMATED ANNUAL PENSIONS(1)

AVERAGE ANNUAL PAY IN HIGHEST                    YEARS OF SERVICE
60 MONTHS OF LAST 120             -----------------------------------------------
MONTHS OF EMPLOYMENT(2)              5        10        15        20       30(3)
-----------------------------     -------   -------   -------   -------   -------
          200,000...............   15,218    30,346    45,654    60,872    91,308
          300,000...............   23,468    46,936    70,404    93,872   140,808
          400,000...............   31,718    63,436    95,154   126,872   190,308
          500,000...............   39,968    79,936   119,904   159,872   239,808
          600,000...............   48,218    96,436   144,654   192,872   289,309
          700,000...............   56,468   112,936   169,404   225,872   338,808
          800,000...............   64,718   129,436   194,154   258,872   388,308
         1,000,000..............   81,218   162,436   243,654   324,872   487,308
         1,200,000..............   97,718   195,436   293,154   390,872   586,308
         1,400,000..............  114,218   228,436   342,654   456,872   685,308
         1,600,000..............  130,718   261,436   392,154   522,872   784,308
         1,800,000..............  147,218   294,436   441,654   588,872   883,308

-------------------------
1. The estimated amounts assume retirement at age 65 (normal retirement age) with a straight-life annuity without reduction for a survivor annuity or for optional benefits. They are not subject to reduction for Social Security benefits.

2. For the period through December 31, 1994, for TDY employees who are in the higher salary classifications, compensation for the purposes of the plan was limited to an individual's base salary. Thereafter, plan compensation for those employees includes base salary and up to the then most recently paid five annual incentive payments.

3. The maximum amount of service credited under the pension provisions applicable to our employees is 30 years of credited service, with some exceptions.

EMPLOYMENT/CHANGE IN CONTROL AGREEMENTS

     The Company has entered into an Amended and Restated Employment Agreement with Dr. Mehrabian, which provides that TDY shall employ him as the Chairman, President and Chief Executive Officer. The agreement will terminate on December 31 of each year, but will be extended annually unless either party gives the other written notice prior to October 31 that it will not be extended. Effective September 1, 2002, Dr. Mehrabian has an annual base salary of $590,000. The agreement provides that Dr. Mehrabian is entitled to participate in Teledyne Technologies' annual incentive bonus plan and other executive compensation and benefit programs. The agreement provides Dr. Mehrabian with a non-qualified pension arrangement, under which the Company will pay Dr. Mehrabian following his retirement, as payments supplemental to any accrued pension under our qualified pension plan, an amount equal to 50 percent of his base compensation as in effect at retirement. The number of years for which such annual amount shall be paid will be equal to the number of years of his service to TDY (including service to ATI), but not more than 10 years.

     The Company has Change in Control Severance Agreements with Dr. Mehrabian, Messrs. Naglieri, Kuelbs, Link and Schnittjer and nine other current key employees. The agreements have a three-year, automatically renewing term. Under the agreements, the executive is entitled to severance benefits if (1) there is a change in control of the Company and (2) within three months before or 24 months after the change in control, either the Company terminates the executive's employment for reasons other than for cause or the executive terminates the employment for good reason. "Severance benefits" consist of:

     - A cash payment equal to three times (in the case of Dr. Mehrabian, Messrs. Naglieri, Kuelbs and Link and one other executive) or two times (in the case of Mr. Schnittjer and eight other executives) the sum of (i) the executive's highest annual base salary within the year preceding the change in control and (ii) the Annual Incentive Plan ("AIP") bonus target for the year in which the change in control occurs or the year immediately preceding the change in control, whichever is higher.

     - A cash payment for the current AIP bonus based on the fraction of the year worked times the AIP target objectives at 120 percent (with payment of the prior year bonus if not yet paid).

     - Payment in cash for unpaid Performance Share Plan awards, assuming applicable goals are met at 120 percent of performance.

     - Continued equivalent health and welfare (e.g., medical, dental, vision, life insurance and disability) benefits at TDY's expense for a period of up to 36 months after termination (with the executive bearing any portion of the cost the executive bore prior to the change in control); provided, however, such benefits would be discontinued to the extent the executive receives similar benefits from a subsequent employer.

     - Immediate vesting of all stock options, with options being exercisable for the full remaining term.

     - Removal of restrictions on restricted stock issued by the Company under ATI Stock Acquisition and Retention Program or our Restricted Stock Award Programs.

     - Full vesting under the Company's pension plans (within legal parameters).

     - Up to $25,000 reimbursement for actual professional outplacement services.

                              CERTAIN TRANSACTIONS

SPIN-OFF AGREEMENTS

     We entered into several agreements with ATI in connection with the spin-off under which we have continuing obligations, some of which are described below and elsewhere in this Proxy Statement. These agreements are being described because four of our nine directors are also directors of ATI.

     SEPARATION AND DISTRIBUTION AGREEMENT. The Separation and Distribution Agreement provided for the principal corporate transactions required to effect the separation of our businesses from ATI, the spin-off and certain other matters governing the relationship among us following the spin-off. We believe that we have satisfied all of our principal requirements under this agreement. We successfully and timely completed our required public offering in the third quarter of 2000, and used the proceeds of the offering in the required manner. Since August 2002, we no longer need ATI's consent to make stock repurchases. The requirement that at least a majority of our directors be members of the Board of Directors of ATI expired at the 2002 Annual Meeting.

     EMPLOYEE BENEFITS AGREEMENT. The Employee Benefit Agreement contains various agreements between ATI and us concerning employees, pension and employee benefit plans and other compensation arrangements for current and former employees of our businesses. Under a related agreement, the earliest that TDY will be able to bill pension costs to the U.S. Government under its various government contracts will be November 29, 2004.

     Under the terms of the ATI Stock Acquisition and Retention Program, Dr. Robert Mehrabian had delivered promissory notes, payable to ATI, as payment for the purchase price of ATI common stock purchased under the program. Under the Employee Benefits Agreement, notwithstanding the conversion of the restricted ATI shares into restricted TDY Common Stock, the loans evidenced by the promissory notes remain payable to ATI. As of December 31, 2002, Dr. Mehrabian was indebted to ATI under this program in the amount of $174,756.

     TAX SHARING AND INDEMNIFICATION AGREEMENT. The Tax Sharing and Indemnification Agreement allocates certain federal, state, local and foreign tax responsibilities and liabilities between ATI and us. This agreement provides that we will indemnify ATI and its directors, officers, employees, agents and representatives for any taxes imposed on, or other amounts paid by, them, or ATI's stockholders, if we take actions or fail to take actions that result in the spin-off not qualifying as a tax-free distribution.

     TRADEMARK LICENSE AGREEMENT. Pursuant to the Trademark License Agreement, an affiliate of ATI granted us an exclusive license to use the "Teledyne" name and related logos, symbols and marks in connection with our operations. The annual fee is $100,000 for this license and on November 24, 2004, we have an option to purchase all rights and interests in the Teledyne marks for $412,000.

OTHER RELATIONSHIPS

     KIRKPATRICK & LOCKHART LLP. We retained the law firm of Kirkpatrick & Lockhart LLP to perform services for the Company during 2002, and expect additional services to continue in 2003. While Charles J. Queenan, Jr., a member of our Board of Directors, is often referred honorifically to as "senior counsel" to this law firm, he retired as a partner on December 31,1995, and does not share in the firm's earnings or profits. See "Compensation Committee Interlocks and Insider Participation."

     MELLON BANK. Dr. Mehrabian is a director of Mellon Financial Corporation. Mr. Cahouet had served as Chairman, President and Chief Executive Officer of Mellon Financial Corporation and Mellon Bank, N.A., having retired on December 31, 1998. Mr. Cahouet ceased being a director of Mellon Financial Corporation on April 18, 2000. We maintain various arms-length banking relationships with Mellon Bank, N.A. Mellon Bank, N.A. is one of nine lenders under our $200 million credit facility, having committed to lend up to $33,750,000 under the facility. It also provides cash management services and an uncommitted $10 million line of credit. Mellon Bank, N.A. serves as trustee for the Teledyne Technologies Incorporated Pension Plan and provides investment services for the Pension Plan. Mellon Investor Services LLC serves as our transfer agent and registrar, as well as the agent under TDY's stockholders rights plan. Notwithstanding these relationships, our Board of Directors has determined that Mr. Cahouet is "independent," within the meaning of the rules of the New York Stock Exchange, and able to serve on the Audit Committee of the Board of Directors.

     KORN/FERRY INTERNATIONAL. Korn/Ferry International provided some recruiting services for TDY and its subsidiaries in 2002. Mr. Cahouet is a director of Korn/Ferry International, and his son is a member of its management, but not an executive officer.

                      CUMULATIVE TOTAL STOCKHOLDER RETURN

     The graph set forth below shows the cumulative total stockholder return (i.e., price change plus reinvestment of dividends) on our Common Stock from November 30, 1999, the first day of "regular way" trading in the Common Stock following the spin-off through December 31, 2002, as compared to the Standard & Poor's 500 Composite Index, the Russell 2000 Index and the Dow Jones World Aerospace & Defense Index.

     The graph assumes that $100 was invested on November 30, 1999.

     In accordance with the rules of the Securities and Exchange Commission, this presentation is not incorporated by reference into any of the Company's registration statements under the Securities Act of 1933.
[PERFORMANCE GRAPH]

                                                    DJ AEROSPACE &
                         TELEDYNE TECHNOLOGIES         DEFENSE              RUSSELL 2000          S&P 500
                         ---------------------      --------------          ------------          -------
11/30/99                         100                     100                    100                 100
12/31/99                         102                     103                    111                 104
12/31/00                         255                     143                    107                  95
12/31/01                         176                     117                    110                  84
12/31/02                         170                     102                    103                  65


-------------------------
1. We are now using the Russell 2000 Index as a comparison instead of the Standard & Poor's SmallCap 600 Index, because the Russell 2000 Index is a performance measure under some of our long-term incentive compensation programs. If $100 had been invested on November 29, 1999 in the Standard & Poor's SmallCap 600 Index, such investment would have increased to $110 at December 31, 2002. As shown in the graph, a similar $100 investment in the Russell 2000 Index would have increased to $103 at December 31, 2002.

                               OTHER INFORMATION

ANNUAL REPORT ON FORM 10-K

     Copies of the Company's Annual Report on Form 10-K, without exhibits, can be obtained without charge from John T. Kuelbs, Senior Vice President, General Counsel and Secretary, at Teledyne Technologies Incorporated, 12333 West Olympic Boulevard, Los Angeles, CA 90064-1021, or telephone (310) 893-1602. You also may view a copy of the Form 10-K electronically by accessing our Internet website www.teledyne.com.

2004 ANNUAL MEETING AND STOCKHOLDER PROPOSALS

     Under Rule 14a-8 of the Securities and Exchange Commission, proposals of stockholders intended to be presented at the 2004 Annual Meeting of Stockholders must be received no later than November 12, 2003 for inclusion in the proxy statement and proxy card for that meeting. In addition, the Company's Restated Certificate of Incorporation provides that in order for nominations or other business to be properly brought before an Annual Meeting by a stockholder, the stockholder must give timely notice thereof in writing to the Corporate Secretary. To be timely, a stockholder's notice must be delivered to the Secretary not less than 75 days and not more than 90 days prior to the first anniversary of the preceding year's Annual Meeting which, in the case of the 2004 Annual Meeting of Stockholders, would be no earlier than January 23, 2004 and no later than February 7, 2004. If, however, the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, to be timely, notice by the stockholder must be so delivered not earlier than the 90th day prior to such Annual Meeting and not later than the later of the 60th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The Company's Restated Certificate of Incorporation also requires that such notice contain certain additional information. Copies of the Restated Certificate of Incorporation can be obtained without charge from the Senior Vice President, General Counsel and Secretary.

PROXY SOLICITATION

     The Company pays the cost of preparing, assembling and mailing this proxy-soliciting material. We will reimburse banks, brokers and other nominee holders for reasonable expenses they incur in sending these proxy materials to our beneficial stockholders whose stock is registered in the nominee's name.

     The Company has engaged Mellon Investor Services LLC to help solicit proxies from brokers, banks and other nominee holders of the Common Stock at a cost of $7,500, plus expenses. Our employees may solicit proxies for no additional compensation.

ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT

     Stockholders can elect to view future Company proxy statements and annual reports over the Internet instead of receiving paper copies in the mail and thus can save the Company the cost of producing and mailing these documents. You will be responsible for any costs normally associated with electronic access, such as usage and telephonic charges. You will also be responsible for any costs associated with the printing of such materials off the Internet.

     If you are a registered stockholder, you can choose to receive future annual reports and proxy statements electronically by following the prompt if you choose to vote over the Internet. If you hold your Company stock in nominee name (such as through a broker), check the information provided by your nominee for instructions on how to elect to view future proxy statements and annual reports over the Internet. Stockholders who choose to view future proxy statements and annual reports over the Internet will receive instructions containing the Internet address of those materials, as well as voting instructions, approximately four weeks before future meetings.

     If you enroll to view the Company's future annual report and proxy statement electronically and vote your proxy over the Internet, your enrollment will remain in effect for all future stockholders' meetings unless you cancel it. To cancel, registered stockholders should access www.melloninvestor.com and follow the instructions to cancel your enrollment. You should retain your control number appearing on your enclosed proxy card. If you hold your Company stock in nominee name, check the information provided by your nominee holder for instructions on how to cancel your enrollment.

     If at any time you would like to receive a paper copy of the annual report or proxy statement, please write to John T. Kuelbs, Senior Vice President, General Counsel and Secretary, Teledyne Technologies Incorporated, 12333 West Olympic Boulevard, Los Angeles, California 90064-1021.

By Order of the Board of Directors,

/s/ JOHN T. KUELBS
John T. Kuelbs
Senior Vice President, General Counsel
and Secretary

March 12, 2003



                                                                                                        Mark Here
                                                                                                        for address  [  ]
                                                                                                        change or
                                                                                                        comments

                                                                                                        PLEASE SEE  REVERSE SIDE

Where a vote is not specified,the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposals 2 and 3 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

          The Board of Directors recommends votes FOR (1),(2) and (3).


                                                           WITHHOLD
(1) The election of 3 Class I directors-Nominees:   FOR     FOR ALL    (2) Amendment to 1999 Non-Employee    FOR  AGAINST  ABSTAIN
                                                    [  ]     [  ]          Director Stock Compensation Plan  [  ]   [  ]     [  ]
01  Diane C. Creel          02  Paul D. Miller                             to Increase Available Shares
03  Charles H. Noski

                                                                                                             FOR  AGAINST  ABSTAIN
                                                                                                             [  ]   [  ]     [  ]
Instruction: To withhold for any particular nominee, write             (3) Ratification of Selection of
such nominee's name on the line below.                                     Auditors


------------------------------------------------------------






                                                                                                                            WILL
                                                                                                                           ATTEND

                                                                               If you plan to attend the Annual Meeting,      [  ]
                                                                               please mark the WILL ATTEND box.


                                                                               By checking the box to the right, you consent  [  ]
                                                                               to view the Company's Annual Reports and Proxy
                                                                               Statements electronically via the Internet. You
                                                                               understand that the Company may no longer distribute
                                                                               printed materials to you for any future stockholders
                                                                               meetings until your consent is revoked. You
                                                                               understand that you may revoke your consent at any
                                                                               time by giving written notice to the Company.





Signature_____________________________________ Signature if held jointly_____________________________________ Date:_______________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian,please give full title as such.

-----------------------------------------------------------------------------------------------------------------------------------
                                      DETACH HERE FROM PROXY VOTING CARD

                                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                                          24 hours a Day, 7 Days a Week

                       Internet and telephone voting is available through 11 PM Eastern Time the day prior to annual meeting day.

          Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if marked, signed and returned your proxy card.

           Internet                                   Telephone                                     Mail
 http://www.eproxy.com/tdy                         1-800-435-6710
Use the Internet to vote your               Use any touch-tone telephone to                  Mark, sign and date
proxy. Have your proxy card in              vote your proxy. Have your proxy                   your proxy card
hand when you access the web          OR    card in hand when you call. You will     OR               and
site. You will be prompted to enter         be prompted to enter your control                   return it in the
your control number, located in             number, located in the box below,                enclosed postage-paid
the box below, to create and                and then follow the directions given.                   envelope.
submit an electronic ballot.

                         If you vote your proxy by Internet or by telephone,
                            you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the Internet at:http://www.eproxy.com/tdy




                       TELEDYNE TECHNOLOGIES INCORPORATED
             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
              THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 23, 2003

    The undersigned hereby appoints Robert J. Naglieri, John T. Kuelbs and
Melanie S. Cibik and each of them, proxies and attorneys-in-fact, with power of substitution in each of them, to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of Teledyne Technologies Incorporated to be held on April 23, 2003, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Meeting and Proxy
Statement, both of which have been received by the undersigned, and upon all such other matters that may properly be brought before the meeting, as to which the undersigned hereby confers discretionary authority to vote upon said proxies. Without otherwise limiting the general authorization given hereby, said proxies and attorneys-in-fact are instructed to vote as follows:

       (Continued and to be marked, dated and signed, on the other side)
    Address Change/Comments (Mark the corresponding box on the reverse side)



                                        FOLD AND DETACH HERE


     You can now access your Teledyne account online.

Access your Teledyne stockholder account online via Investor ServiceDirect((R)) (ISD).

Mellon Investor Services LLC, as transfer agent and registar for Teledyne, now makes it easy and convenient to get current information on your stockholder account. After a simple and secure process of establishing a Personal
Identification Number (PIN), you are ready to log in and access your account to:

             o View account status                                o View certificate history
             o View book-entry information                        o Make address changes

              Visit us on the web at http://www.melloninvestor.com
                and follow the instructions shown on this page.

Step 1: FIRST TIME USERS - ESTABLISH A PIN            Step 2: Log in for Account Access         Step 3: Account Status Screen
You must first establish a Personal Identification    You are now ready to log in. To access    You are now ready to access your
Number (PIN) online by following the directions       your account please enter your:           account information. Click on the
provided in the upper right portion of the web                                                  appropriate button to view or
screen as follows. You will also need your            - SSN                                     initiate transactions.
Social Security Number (SSN) available                - PIN
to establish a PIN.                                   - Then click on the [SUBMIT] Button       - Certificate History
                                                      If you have more than one account,        - Book-Entry Information
Investor ServiceDirect(R) is currently only           you will now be asked to select the       - Issue Certificate
available for domestic individual and                 appropriate account.                      - Address Change
joint accounts.

- SSN
- PIN
- Then click on the [ESTABLISH PIN] Button
Please be sure to remember your PIN,
or maintain it in a secure place for future reference.

              FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN
                       9AM-7PM MONDAY-FRIDAY EASTERN TIME



                                                                                                        Mark Here
                                                                                                        for address  [  ]
                                                                                                        change or
                                                                                                        comments

                                                                                                        PLEASE SEE REVERSE SIDE


Where a vote is not specified,the Plan Trustee will vote the shares represented by the voting instruction card FOR the election of directors and FOR proposals 2 and 3 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

         The Board of Directors recommends votes FOR (1),(2) and (3).


                                                           WITHHOLD
(1) Election of 3 Class I Directors-Nominees:       FOR     FOR ALL    (2) Amendment to 1999 Non-Employee      FOR  AGAINST  ABSTAIN
                                                    [  ]     [  ]          Director Stock Compensation
01  Diane C. Creel          02  Paul D. Miller                             Plan to Increase Available Shares   [  ]   [  ]     [  ]
03  Charles H. Noski
                                                                                                              FOR  AGAINST   ABSTAIN
Instruction: To withhold for any particular nominee, write             (3) Ratification of Selection of
such nominee's name on the line below.                                     Auditors                            [  ]   [  ]     [  ]

___________________________________________________________

                                                                                                                        WILL
                                                                                                                       ATTEND

                                                                              If you plan to attend the Annual Meeting,  [ ]
                                                                              please mark the WILL ATTEND box.

Signature_____________________________________ Signature if held jointly_____________________________________ Date:_______________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

-----------------------------------------------------------------------------------------------------------------------------------
                              DETACH HERE FROM VOTING INSTRUCTION CARD.

                              VOTE BY INTERNET OR TELEPHONE OR MAIL
                                  24 hours a Day, 7 Days a Week

               Internet and telephone voting is available through 11 PM Eastern Time the day prior to annual meeting day.

              Your telephone or Internet vote authorizes the Plan Trustee to vote your shares in the same manner as if you marked, signed and returned your voting instruction card.

           Internet                                          Telephone                                          Mail
 http://www.eproxy.com/tdy                                 1-800-435-6710
Use the Internet to vote. Have your                 Use any touch-tone telephone to                        Mark, sign and date
voting instruction card in hand when                vote. Have your voting instruction                   your voting instruction
you access the web site. You will be       OR       card in hand when you call. You will        OR              card and
prompted to enter your control                      be prompted to enter your control                         return it in the
number, located in the box below,                   number, located in the box below,                    enclosed postage-paid
to create and submit an electronic                  and then follow the directions given.                       envelope.
ballot.

                            If you vote by Internet or by telephone, you do NOT need to mail back your voting instruction card.

You can view the Annual Report and Proxy Statement on the Internet at:http://www.eproxy.com/tdy



                       TELEDYNE TECHNOLOGIES INCORPORATED
                VOTING INSTRUCTION CARD FOR 2003 ANNUAL MEETING

  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELEDYNE TECHNOLOGIES INCORPORATED

                   TELEDYNE TECHNOLOGIES INCORPORATED 401(k) PLAN

    The undersigned hereby directs the Trustee of the above Plan to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plan, at the Annual Meeting of Stockholders of Teledyne
Technologies Incorporated on April 23, 2003, and at any adjournments thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before the meeting.

PLAN PARTICIPANTS MAY VOTE BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE
INSTRUCTIONS ON THE REVERSE SIDE. ALTERNATIVELY, PARTICIPANTS MAY VOTE BY
COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE .

IF YOU WISH TO USE THIS CARD TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE AND SIGN
ON THE REVERSE SIDE.

             (Continued and to be marked, dated and signed, on the other side)
------------------------------------------------------------------------------------------------
               Address Change/Comments (Mark the corresponding box on the reverse side)
------------------------------------------------------------------------------------------------

_________________________________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

-------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    FOLD AND DETACH HERE


                                                                             [TELEDYNE LOGO]
                                                                             12333 West Olympic Blvd.
                                                                             Los Angeles, California 90064

TELEDYNE TECHNOLOGIES INCORPORATED 401(k) PLAN

As a Plan participant, you have the right to direct the Plan Trustee how to vote the shares of Teledyne Technologies Incorporated Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The
Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may vote by telephone, by Internet or by completing, signing and returning the voting instruction card (above). A postage-paid return envelope is enclosed.

The Trustee must receive your voting instructions by April 18, 2003. If the Trustee does not receive your instructions by April 18, 2003, your shares will not be voted.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-plan shares must be voted separately from your Plan shares.
